UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Annual Report to stockholders of Eagle Point Credit Company Inc. (the “Company”) for the year ended December 31, 2025 is filed herewith.

EAGLE POINT
CREDIT COMPANY

2025 Stockholder Letter and Annual Report

NYSE: ECC

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc.
Annual Report — December 31, 2025

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
LETTER TO STOCKHOLDERS AND MANAGEMENT DISCUSSION OF COMPANY PERFORMANCE
Dear Fellow Stockholders:
We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2025.
The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in the equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.
Full Year 2025 Results
During 2025, the CLO equity market experienced challenging conditions, and the Company was not immune to these broader market dynamics. Although default rates remained below long-term historical averages, both loan spread compression and a general negative sentiment towards credit adversely affected the Company’s financial performance and the total return delivered to our shareholders last year.
Our disciplined focus on portfolio management and long-term value creation through CLO resets and refinancings helped mitigate some of the headwinds that CLO equity faced. In addition, throughout the year we leveraged our Adviser’s broader investment origination capabilities and opportunistically increased the Company’s exposure to credit asset classes beyond CLO equity.
For the year ended December 31, 2025, the Company recorded a decrease in net assets resulting from operations of $134 million, or $1.08 per weighted average common share, primarily due to unrealized losses on investments driven by ongoing spread compression in the underlying loan market.1 This represents a GAAP return on common equity of -14.6% for the year.2 The Company’s net asset value (“NAV”) per common share decreased from $8.38 to $5.70, and we paid $1.68 per share in regular monthly distributions to our common stockholders for the same period.
Our common stock trades on the NYSE under the symbol “ECC” and may trade, and often does, at prices that differ from NAV per common share. As of December 31, 2025, the closing price per share of our common stock was $5.76, representing a 1.05% premium to NAV per common share.3 From our IPO on October 7, 2014 through December 31, 2025, our common stock has traded on average at a premium to NAV of 9.86%. An investor who purchased our common stock as part of our IPO at $20.00 per share and held that position through January 31, 2026 has received total cash distributions of $23.73 per share, more than the IPO price. A certain portion of these distributions was comprised of a return of capital as described in the Company’s applicable Form 1099-DIV notices.4
Among other highlights, in the year ended December 31, 2025, we:
□
Actively deployed $668 million of gross capital into new investments. Of this amount, $284 million was invested in CLO equity, which had a weighted average effective yield (“WAEY”) of approximately 18.1%, and $263 million was invested in other credit assets with a WAEY of approximately 19.0%, in each case measured at the time of purchase.5 The remaining capital was deployed across CLO debt, loan accumulation facilities and other credit-oriented investments.

□
Continued to selectively add exposure throughout the year to add exposure to asset classes beyond CLO equity such as regulatory capital relief, portfolio debt securities and other opportunistic private credit investments, which complement our core CLO equity portfolio. At year-end, the non-CLO portion was approximately 26% of our total investment portfolio.

Past performance is not indicative of, or a guarantee of, future performance. Please see page 7 for endnotes.	2

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
□
Completed 34 resets and 27 refinancings of CLOs in our portfolio. Each reset created a new 5-year reinvestment period and, when combined with refinancings, brought significant CLO debt cost savings of 42 bps on average for those CLOs. As majority CLO equity investors, our ability to direct resets and refinancings helped to mitigate some of the headwinds that CLO equity faced.
□
Effectively preserved the weighted average remaining reinvestment period (“WARRP”) of our CLO equity portfolio at 3.3 years as of December 31, 2025 (compared to 3.4 years as of December 31, 2024) through our proactive investing and reset activity, despite the passage of one year. We believe the WARRP of our CLO equity portfolio, roughly 13.8% longer than the broader market average, offers protection from loan price volatility and enables our CLOs to capitalize on periods of dislocation in the loan market.

□
Established our second CLO collateral manager partnership with a perpetual, top-line revenue share, allowing long-term shareholders to benefit from the enterprise value creation.

During the year we prudently and actively managed the Company’s capital structure while raising capital to take advantage of available investment opportunities. We have strengthened our capital base, raising $133 million of additional common equity through our “at-the-market” (“ATM”) program, selling approximately 17 million shares of our common stock when the common stock was at a premium to NAV. The equity issuances were beneficial to the Company, resulting in $0.04 per common share of NAV accretion, with net proceeds utilized, among other things, to expand our investment portfolio.
In addition, we raised $102 million in net proceeds through the issuance of our 7.00% Series AA and AB Convertible Perpetual Preferred Stock (“AA / AB Perpetual Preferred”), which we view as a competitive advantage. We are unaware of any other public CLO equity-focused fund with such a perpetual convertible preferred program. We concluded that offering at the end of the year and plan to evaluate other perpetual preferred issuance opportunities with potentially even lower costs in the future.
We continue to have no financing maturities prior to April 2028, and all of our debt and preferred stock is fixed rate. As of December 31, 2025, our leverage was 47.6% of total assets (less current liabilities), above management’s long-term target range of operating the Company between 27.5% to 37.5% under normal conditions. We plan to reduce the leverage towards the target range over time. The weighted average maturity of our financing stood at 5.3 years, and the weighted average cost of our financing was only 6.9% as of year-end.6 After year-end, we redeemed our 8.00% Series F Term Preferred Stock due 2029, which was then the Company’s highest cost of debt, further strengthening our balance sheet and improving our overall cost of financing. We believe this attractive financing profile, which was put in place prudently over the past eight years, could not be recreated in today’s interest rate environment.
Portfolio Update
As of December 31, 2025, our investment portfolio was comprised of approximately 270 total investments with an aggregate fair value of approximately $1.3 billion. CLO equity investments represented approximately 68.8% of the portfolio based on fair value, reflecting our continued focus on generating attractive risk-adjusted returns and current income through equity tranches of CLOs. The weighted average expected yield of our CLO equity portfolio (excluding called CLOs), based on current market values and expected future cash flows, was 20.0% as of December 31, 2025, which we believe represents an attractive potential return.5 Through our investments in CLO equity securities, we had indirect exposure to approximately 1,850 unique corporate obligors. The largest look-through obligor represented 0.6% of the loans underlying our CLO equity portfolio and the top 10 largest look-through obligors together represented 4.7% of the underlying loans.
In addition to CLO equity investments, the portfolio included exposure to CLO debt securities and loan accumulation facilities, which represented approximately 1.4% and 4.3% of the portfolio at fair value, respectively.
Investments beyond CLOs included asset-backed securities, collateralized fund obligations, regulatory capital relief investments and other investments, which represented approximately 6.0%, 4.8%, 8.3% and 6.4% of the portfolio, respectively, at fair value. These investments provide the Company with the potential for enhanced yield and additional
Past performance is not indicative of, or a guarantee of, future performance. Please see page 7 for endnotes.	3

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
diversification across asset types. Collectively, these non-CLO investments represented approximately 25.5% of our total portfolio at year-end and reflect our continued effort to allocate capital to attractive risk-adjusted opportunities across the broader credit markets.
Since 2022, we have selectively invested in private credit strategies beyond CLOs. This intentional approach to diversification and disciplined capital allocation demonstrates the Adviser’s active management of the portfolio and is designed to focus on maximizing total return for our shareholders. Of the approximately $97 million of such investments that have gone full cycle and been fully realized, we generated a gross internal rate of return (“IRR”) of approximately 18%.7
During the year ended December 31, 2025, the Company received $322 million of recurring cash distributions from our investment portfolio, excluding called CLOs, or $2.58 per weighted average common share, compared to $278 million, or $2.88 per weighted average common share, in 2024. The recurring cash flows received in 2025 covered the Company’s common stock distributions and total expenses incurred by the Company. We believe our investment portfolio remains well positioned to generate strong cash flows.
Loan Market8
The US leveraged loan market delivered solid performance in 2025, supported by stable credit fundamentals and strong demand, though returns were tempered by ongoing spread compression. The S&P UBS Leveraged Loan Index, a broad index tracking the corporate loan market, generated a total return of 5.9% for the year, with a modest decline in average loan prices slightly offsetting income returns.9 Credit quality remained resilient, with the trailing 12-month default rate at 1.23%, well below long-term averages.10 The limited number of defaults that occurred were isolated and not a primary driver of market performance during the year.
Total loan repayments reached $294 billion in 2025, resulting in a 12-month trailing repayment rate of 20.7%, while gross issuance of $400 billion translated into net new issuance of $106 billion. Importantly, the maturity profile of the loan market continues to improve, with just 4.1% of the overall market and 3.1% of the loans underlying ECC’s CLO equity positions scheduled to mature before 2028.
CLO Market & Strategy Update8
CLO market activity remained strong in 2025, with CLO new issuance totaling a record $209 billion, surpassing the 2024 record of $202 billion. Resets and refinancings picked up as the year progressed, following a lull earlier in the year amid tariff-related uncertainty. In total, 2025 saw $232 billion of resets and $105 billion of refinancings. These transactions continued to lower liability costs and enhance the economics of existing CLO equity investments. As of year-end, ECC’s portfolio had a weighted average CLO AAA spread of 131 bps versus the market average of 133 bps and compared to 140 bps for ECC’s portfolio as of the prior year end.
Underlying CLO fundamentals remained healthy. Market-wide CCC-rated loan exposure averaged 4.3%, compared to 4.1% for ECC’s portfolio, while average junior overcollateralization cushions stood at 3.9% across the market versus 4.5% for ECC. These metrics underscore the conservative positioning of our CLO equity portfolio relative to market averages. In addition, only 3.6% of the loans underlying our CLOs were trading below 80 as of year-end, compared to approximately 4.4% across the broader market, further underscoring the relative strength of our portfolio.
Despite stable fundamentals, CLO equity performance in 2025 continued to face technical headwinds. Spread compression in the underlying loan market reduced the CLO equity arbitrage, which had a negative impact on the Company’s cash flows and valuations. The record pace of CLO issuance, driven in large part during the second half of the year by captive CLO equity funds, which tend to be less sensitive to performance returns, limited tightening on CLO debt costs. Although we directed a record number of refinancings and resets, the resulting cost savings only partially offset the decline in income from underlying loan spread compression.
Market-wide CLO equity total returns were approximately -15% for the year, highlighting that valuation pressure across the sector was broad-based rather than idiosyncratic.
Past performance is not indicative of, or a guarantee of, future performance. Please see page 7 for endnotes.	4

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Against this backdrop, the Company’s GAAP return on common equity of -14.6% was broadly in line with, and modestly better than, sector estimates of CLO equity performance despite the Company’s use of leverage.
Looking ahead, several factors could support improved CLO equity performance. A robust pipeline of CLO resets and refinancings for existing CLO investments continues to offer opportunities for incremental CLO debt cost savings. In addition, increased new issue loan supply, potential CLO liquidations and periodic market dislocations may help rebalance loan supply and demand, which could lead to wider loan spreads and better returns for CLO equity investors. In the event of future Fed cuts, lower overall interest rates would also ease borrower interest burdens over time, assuming base rates decline more than credit spreads widen, supporting credit quality.
ECC remains focused on disciplined capital allocation and long-term value creation. In 2025 and into early 2026, we advanced strategic initiatives, continuing our support of Muzinich’s US CLO collateral management platform and separately backing the launch of its European CLO collateral management platform. Our investment commitment of over $40 million in the US business is fully deployed, and Muzinich recently completed the first close of a fund designed to support additional US CLO issuance, which we expect to enhance the value of our top-line revenue share over time. The European platform remains in its early stages, with its first loan accumulation facility open and ramping, and given Muzinich’s established presence in Europe, we anticipate a potentially faster growth trajectory relative to the early expansion of the US platform.
In parallel, we selectively increased exposure to other assets beyond CLOs, including regulatory capital relief transactions, infrastructure credit and collateralized fund obligations, where we see strong relative value and stable returns. While CLO equity remains the core of ECC’s investment strategy, we believe these complementary investments enhance the portfolio’s yield potential and diversification by leveraging Eagle Point’s broader credit expertise and origination capabilities.
Market-driven valuation pressure in 2025 reflected broader technical dynamics rather than portfolio-specific issues. We believe ECC is well positioned to benefit from improving CLO economics, our Adviser’s disciplined portfolio management, and the continued allocation to private credit assets beyond CLOs. We remain confident in our ability to create long-term value for shareholders.
About Our Adviser
The Adviser is an investment manager focused on specialized private credit strategies in inefficient markets, including Portfolio Debt Securities, Regulatory Capital Relief transactions, Strategic Credit investments and CLO securities. As of December 31, 2025, our Adviser and its affiliates have $14 billion of assets under management (inclusive of undrawn capital commitments).11
Subsequent Developments
On January 30, 2026, the Company redeemed its 8.00% Series F Term Preferred Stock due 2029 for $25.00 per share. The redemption reflects the Company’s ongoing efforts to optimize its capital structure and reduce financing costs.
As of January 31, 2026, management’s unaudited estimate of the range of the Company’s NAV per common share was between $5.44 and $5.54.
On February 17, 2026, the Company announced a program to repurchase up to $100 million of the Company’s common stock in the open market. The program will remain in effect for one year unless extended or earlier discontinued and allows the Company to opportunistically repurchase shares when trading at a material discount to NAV. The repurchase program does not require the Company to repurchase any common stock, and the program may be suspended, extended, modified or discontinued at any time.
Past performance is not indicative of, or a guarantee of, future performance. Please see page 7 for endnotes.	5

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
The table below summarizes the Company’s common and preferred stock distributions that have been declared by the Company but remain unpaid as of the date of this letter:

Security	Amount per Share	Record Dates	Payable Dates
Common Stock	$0.14	February 9, 2026 March 11, 2026	February 27, 2026 March 31, 2026
Series C Term Preferred Stock	$0.135417
Series D Preferred Stock	$0.140625
Series AA Convertible Perpetual Preferred Stock	$0.145834
Series AB Convertible Perpetual Preferred Stock	$0.145834

Security	Amount per Share	Record Dates	Payable Dates
Common Stock	$0.06	April 10, 2026 May 11, 2026 June 10, 2026	April 30, 2026 May 29, 2026 June 30, 2026
Series C Term Preferred Stock	$0.135417
Series D Preferred Stock	$0.140625
Series AA Convertible Perpetual Preferred Stock	$0.145834
Series AB Convertible Perpetual Preferred Stock	$0.145834
* * * * *
Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.
Thomas Majewski
Chief Executive Officer
This letter is intended to assist stockholders in understanding the Company’s performance during the 12 months ended December 31, 2025. The views and opinions in this letter were current as of February 18, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the SEC.
Past performance is not indicative of, or a guarantee of, future performance. Please see page 7 for endnotes.	6

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
NOTES
1.
“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

2.
Return on common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

3.
An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

4.
To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income.” Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

5.
“Weighted average effective yield” is based on an investment’s amortized cost and expected future cash flows whereas “weighted average expected yield” is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.

6.
For purposes of the weighted average maturity calculation, a 10-year maturity from date of original issuance is assumed for the Series D Perpetual Preferred Stock and Series AA and Series AB Convertible and Perpetual Preferred Stock.

7.
Realized investment internal rate of return (“IRR”) represents the annualized rate of return based on actual cash inflows and outflows from initial purchase of investments through realization of such investments and does not reflect the impact of any Company level expenses or fees, which, if applied, would reduce the realized IRR. Realized investment IRR does not reflect future performance. Past performance is not indicative of, or a guarantee of, future results.

8.
Market data and statistics summarized herein are sourced from Bloomberg, JP Morgan, Nomura and Pitchbook LCD.

9.
The S&P UBS Leveraged Loan Index tracks the investable universe of the USD-denominated leveraged loan market. You cannot invest directly in an index.

10.
Default rate represents the rate of obligors who fail to remain current on their loans based on the par amount.

11.
Calculated in the aggregate with certain other affiliated advisers.

Past performance is not indicative of, or a guarantee of, future performance.	7

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Page Intentionally Left Blank

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
IMPORTANT INFORMATION ABOUT THIS REPORT AND EAGLE POINT CREDIT COMPANY INC.
This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.
The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.
Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website (www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset values (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original costs. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
Neither the Adviser nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.
Eagle Point Credit Company Inc.
The following information in this annual report is a summary of certain changes during the fiscal year ended December 31, 2025. This information may not reflect all of the changes that have occurred since you purchased shares of our common stock.
During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Investment Objectives and Strategies
We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our tax year ended November 30, 2014.
Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade US senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities, including senior debt tranches of CLOs and loan accumulation facilities (“LAFs”). LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times prior to a CLO’s pricing.
We may invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including securities issued by other securitization vehicles, such as asset-backed securities, credit linked notes and collateralized bond obligations (“CBOs”). We may invest in synthetic investments such as significant risk transfer securities, credit risk transfer securities and other regulatory capital relief securities issued by banks or other financial institutions. These investments generally provide exposure to the performance of designated pools of loans or other reference assets and are structured to transfer credit risk from the originating institution to investors. We may also acquire securities issued by other investment companies, including closed-end funds, business development companies, mutual funds and exchange-traded funds, as well as private funds, real estate investment trusts, other pooled investment vehicles and sponsors or managers of any of the foregoing. Investments in pooled vehicles may be made indirectly through a rated feeder or collateralized fund obligation. The underlying collateral supporting these non-CLO investments may consist of a broad range of financial assets, including, among others, corporate loans, consumer and commercial receivables, auto loans and leases, residential or commercial mortgage loans, equipment loans and leases, infrastructure-related cash flows, royalties and other contractual payment streams, and the composition of such collateral will vary by transaction and market opportunity. We may also directly lend to and invest in other debt and related instruments issued by various types of corporate obligors across a range of industry sectors, including the real estate and infrastructure sector. Debt investments in such issuers may be secured by a blanket lien, specific asset liens, or may be unsecured. The amount that we will invest in securities and instruments that are not CLOs will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions.
The CLO securities and other instruments in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities.
These investment objectives and strategies are not fundamental policies of ours and may be changed by our board of directors (the “Board”) without prior approval of our stockholders.
“Names Rule” Policy
In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of our net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, we consider credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as credit-linked notes and CBOs, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities and central banks; (v) commercial paper

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
and short-term notes; (vi) preferred stock; (vii) convertible debt securities; (viii) certificates of deposit, bankers’ acceptances and time deposits; and (ix) other credit-related instruments. Our investments in derivatives, other investment companies and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.
Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our Board without stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy. Our investments in derivatives, other investment companies and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.
Investment Restrictions
Our investment objectives and our investment policies and strategies, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.
The following eight investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:
1.
We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.
We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.
We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.
We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.
We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;

6.
We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

7.
We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the US government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset; and
8.
We may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.
Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our Board without stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy. Our investments in derivatives, other investment companies and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.
Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.
Use of Leverage and Leverage Risks
The use of leverage, whether directly or indirectly through investments such as CLO equity, junior debt securities or other instruments that inherently involve leverage, may magnify our risk of loss. CLO equity and junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged approximately 10 times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.
We may utilize leverage to the extent permitted by the 1940 Act. We incurred leverage through the issuance of our preferred stock and our unsecured notes. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged. The use of leverage creates additional expenses that will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

12

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.
Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-23.07%	-14.20%	-5.33%	3.55%	12.42%

(1)
Assumes (i) $1.3 billion in pro forma total assets as of December 31, 2025 (adjusted to reflect the redemption of all of the outstanding shares of the Company’s Series F Term Preferred Stock due 2029 at a redemption price of $25, which totaled $62.2 million); (ii) $750.9 million in pro forma net assets as of December 31, 2025 (adjusted to reflect the redemption described above); and (iii) an annualized weighted average interest rate on our indebtedness and preferred equity, as of December 31, 2025 (adjusted to reflect the redemption described above), of 6.77%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 3.00% to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.
Principal Risk Factors
For a description of the principal risk factors associated with an investment in the Company, please refer to Note 3 to the Consolidated Financial Statements, “Investments – Investment Risk Factors.”
Additional Information
In addition to the Company’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Company makes certain additional financial information available to investors via its website (www.EaglePointCreditCompany.com), press releases and other public disclosures.
Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.
Forward-Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
PERFORMANCE DATA1,2
The following graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from January 1, 2016 through December 31, 2025. The performance calculation assumes the purchase of Company shares at the market price at the beginning of the period and the sale of Company shares at the market price at the end of the period. Ending values for each year are as of December 31 of the applicable year. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown above. Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares.
Value of $10,000 Invested3

SPBDC
ECC
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
$22,510
$18,248

	Annualized Total Return			Cumulative 10 Year
	1 Year	5 Year	10 Year
ECC	-17.97%	8.43%	6.99%	96.60%
S&P BDC Index	-3.50%	12.32%	9.26%	142.70%
Please see footnote disclosures on page 17.	14

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
SUMMARY OF CERTAIN UNAUDITED PORTFOLIO CHARACTERISTICS4
Summary of Portfolio Investments5

Summary of CLO Equity Underlying Portfolio Characteristics6
Number of Unique Underlying Loan Obligors	1,850
Largest Exposure to an Individual Obligor	0.58%
Average Individual Loan Obligor Exposure	0.05%
Top 10 Loan Obligors Exposure	4.68%
Currency: USD Exposure	88.79%
Aggregate Indirect Exposure to Senior Secured Loans7	95.36%
Weighted Average Junior OC Cushion	4.51%
Weighted Average Market Value of Loan Collateral	97.28%
Weighted Average Stated Loan Spread	3.19%
Weighted Average Loan Rating8	B+/B
Weighted Average Loan Maturity	4.7 years
Weighted Average Remaining CLO Reinvestment Period	3.3 years

Please see footnote disclosures on page 17.	15

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Top 10 Underlying CLO Equity Obligors6
Obligor	% of Total
Transdigm	0.6%
Calpine Construction	0.6%
Power Solutions	0.5%
Froneri International	0.5%
Virgin Media	0.4%
Tibco Software	0.4%
Asurion	0.4%
Mcafee	0.4%
Belron Finance	0.4%
Medline Industries	0.4%
Total	4.7%
Rating Distribution of CLO Equity Underlying Obligors6,9

Top 10 Industries of CLO Equity Underlying Obligors6,9
Industry	% of Total
Technology: Software & Services	11.3%
Hotels, Restaurants & Leisure	5.4%
Diversified Financial Services	5.2%
Health Care Providers & Services	5.1%
Commercial Services & Supplies	4.5%
Media	4.4%
Professional Services	4.3%
Chemicals	3.6%
Insurance	3.6%
Technology: Hardware & Equipment	3.0%
Total	50.4%
Maturity Distribution of CLO Equity Underlying Obligors6

Please see footnote disclosures on page 17.	16

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Notes
1.
The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The indices shown herein have not been selected to represent a benchmark for a strategy’s performance, but are instead disclosed to allow for comparison of the Company’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all business development companies (“BDCs”) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although ECC is not a BDC, BDCs generally invest in high yielding credit investments, as does ECC. In addition, similar to ECC, BDCs generally elect to be classified as a regulated investment company under the US Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

2.
Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

3.
The following graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from January 1, 2016 through December 31, 2025. The performance calculation assumes the purchase of Company shares at the market price at the beginning of the period and the sale of Company shares at the market price at the end of the period. Ending values for each year are as of December 31 of the applicable year. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown above. Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares.

4.
The information presented is on a look-through basis to the collateralized loan obligation (“CLO”) equity held by the Company as of December 31, 2025 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2025 and from custody statements and/or other information received from CLO collateral managers or other third-party sources.

5.
The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of December 31, 2025. Cash excludes restricted cash.

6.
Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third-party data sources, December 2025 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2025 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of December 31, 2025.

7.
We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.

8.
Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity.

9.
Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be reclassified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
ADDITIONAL COMPANY INFORMATION
Other Company Securities
As of January 31, 2026, in addition to its common stock, the Company has six other securities that trade on the NYSE and two other securities that are not exchange-traded:
Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
6.50% Series C Term Preferred Stock due 2031	ECCC	$50.1 million	6.50%	Monthly	Callable	June 2031
6.75% Series D Preferred Stock	ECC PRD	$105.5 million	6.75%	Monthly	November 2026	Perpetual
7.00% Series AA Convertible Perpetual Preferred Stock	N/A	$146.9 million	7.00%	Monthly	2 years from issuance	Perpetual
7.00% Series AB Convertible Perpetual Preferred Stock	N/A	$8.0 million	7.00%	Monthly	2 years from issuance	Perpetual
6.6875% Notes due 2028	ECCX	$32.4 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$38.9 million	6.75%	Quarterly	Callable	March 2031
5.375% Notes due 2029	ECCV	$93.3 million	5.375%	Quarterly	Callable	January 2029
7.75% Notes due 2030	ECCU	$115.0 million	7.75%	Quarterly	June 2027	June 2030

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
FEES AND EXPENSES (UNAUDITED)
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Company’s common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on the Company’s pro forma total assets as of December 31, 2025, which have been adjusted to reflect the redemption of all of the outstanding shares of the Company’s Series F Term Preferred Stock due 2029 at a redemption price of $25, which totaled $62.2 million. Based on the foregoing assumptions, the Company’s adjusted total assets are assumed to equal approximately $1.3 billion. As of December 31, 2025, and pro forma for the redemption described above (excluding any distributions paid after December 31, 2025), the Company’s leverage, including the outstanding notes and preferred stock, represented approximately 45.1% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. Whenever this report (or other Company disclosures, including the Company’s prospectus) contain a reference to fees or expenses paid by the Company, the Company’s common stockholders will indirectly bear such fees or expenses.
Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%(1)
Offering expenses borne by the Company	—%(2)
Dividend reinvestment plan expenses	Up to $15(3)
Total stockholder transaction expenses	—%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.40%(4)
Incentive fee payable under the Investment Advisory Agreement (20%)	3.36%(5)
Interest payments on borrowed funds	6.11%(6)
Other expenses	1.32%(7)
Total annual expenses	13.19%

1.
In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the applicable sales load.

2.
In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Company’s behalf), the offering price and the offering expenses borne by the Company as a percentage of the offering price.

3.
The expenses associated with the dividend reinvestment plan are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.07 per share brokerage commission from the proceeds. See the section “Dividend Reinvestment Plan,” below.

4.
The Company’s base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of the Company’s “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of the Company’s preferred stock. See the section “The Adviser and the Administrator – Investment Advisory Agreement – Management Fee and Incentive Fee” in the Company’s prospectus for additional information regarding the calculation of the base management fee. The base management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2025, annualized for a full year, and reflects the pro forma effect of the redemption described above. Such redemption was assumed to have taken place at the start of such period. In addition, such amount reflects the $311.0 million of the Company’s Preferred Stock outstanding as of December 31, 2025, the Company’s NAV for such period (as adjusted to account for the redemption described above), and the $279.9 million aggregate principal amount of the Company’s notes outstanding as of December 31, 2025 on which management fees are not payable. For purposes of this table, the SEC requires that the “Base management fee” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of the Company’s total assets (as adjusted for the assumptions described above), the Company’s base management fee would be approximately 1.35% of total assets.

5.
The incentive fee referenced in the table is based on the Company’s pre-incentive fee net investment income for the three months ended December 31, 2025, annualized for a full year, and adjusted to reflect the pro forma effect of the redemption described above. Such redemption was assumed to have taken place at the start of such period. In addition, the incentive fee also assumes that such pro forma total assets earn net investment income at the same rate as that earned in respect of the Company’s total deployed assets during the three months ended December 31, 2025, annualized for a full fiscal year, and is based on the total assets assumed for such period. The Company has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of the Company’s NAV per quarter (or an annualized hurdle rate of 8.00%) and a catch-up feature. Pre-Incentive Fee Net Investment

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Income includes accrued income that the Company has not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount, or “OID”) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.
The incentive fee in each calendar quarter is paid to the Adviser as follows:
•
No incentive fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of the Company’s NAV;

•
100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of the Company’s NAV in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of the Company’s NAV) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of the Company’s NAV in any calendar quarter; and

•
20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of the Company’s NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser). For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator – Investment Advisory Agreement – Management Fee and Incentive Fee” in the Company’s prospectus.

6.
“Interest payments on borrowed funds” represents the Company’s annualized interest expense and includes dividends payable on the Preferred Stock and interest payable on the Notes, each as outstanding on December 31, 2025, and includes the pro forma effect of the redemption described above, which, in the aggregate, have a weighted average interest rate of 6.77% per annum. The Company may issue additional shares of preferred stock or debt securities. In the event that the Company were to issue additional shares of preferred stock or debt securities, the Company’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Company’s net assets attributable to common stock, would increase.

7.
“Other expenses” includes the Company’s overhead expenses, including payments under the Administration Agreement based on the Company’s allocable portion of overhead and other expenses incurred by Eagle Point Administration LLC (Eagle Point Administration), the administrator to the Company and an affiliate of the Adviser, and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “Related Party Transactions – Administrator” in the Notes to Consolidated Financial Statements. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies. In accordance with SEC requirements, “Other expenses” also includes 0.01% of fees and expenses incurred indirectly by the Company during the fiscal year ended December 31, 2025 as a result of the Company’s investment in common equity of other investment companies and/or certain private investment funds. For the avoidance of doubt, such fees and expenses are not an operating expense of the Company.

Example
The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of the Company’s common stock for the time periods indicated, assuming (1) total annual expenses of 9.83% of net assets attributable to the Company’s common stock and (2) a 5% annual return*:
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$98	$281	$446	$795

*
The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee. The Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

20

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED
DECEMBER 31, 2025 (AUDITED)

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Assets and Liabilities
As of December 31, 2025
(expressed in US dollars)
ASSETS
Investments, at fair value (cost $1,570,611,850)(1)	$1,297,880,375
Unrealized appreciation on forward currency contracts	113,593
Cash and cash equivalents (restricted cash of $6,740,000)	47,154,562
Cash denominated in foreign currency (cost $213,751)	251,211
Interest receivable	46,802,486
Receivable for shares of common stock issued pursuant to the Company’s dividend reinvestment plan	1,925,375
Receivable for securities sold	568,944
Prepaid expenses	193,333
Total Assets	1,394,889,879
LIABILITIES
Unsecured notes issued and outstanding, at fair value (aggregate principal amount of $279,900,875) (Note 8)	276,271,491
Mandatorily redeemable preferred stock, at fair value, net of share issuance discount/premium of $811 (4,507,461 shares issued and oustanding) (Note 7)	112,475,922
Unfunded investment commitments, at fair value	197,990
Incentive fee payable	8,783,987
Payable for securities purchased	5,498,811
Management fee payable	4,785,382
Deferred tax liability	1,567,285
Unrealized depreciation on forward currency contracts	510,912
Professional fees payable	507,366
Administration fees payable	273,296
Other expenses payable	123,163
Total Liabilities	410,995,605
TEMPORARY EQUITY (Note 2)
Perpetual Preferred Stock (Note 7)	232,958,224
COMMITMENTS AND CONTINGENCIES (Note 10)
NET ASSETS applicable to common stock, $0.001 par value, 200,000,000 shares authorized, 131,810,023 shares issued and outstanding	$750,936,050
NET ASSETS consist of:
Paid-in capital	$1,273,808,861
Aggregate distributable earnings (losses)	(515,471,581)
Accumulated other comprehensive income (loss)	(7,401,230)
Total Net Assets	$750,936,050
Net asset value per share of common stock	$5.70

(1)
Includes $22,977,916 of affiliated investments at fair value (cost $22,030,871). See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Investments, at Fair Value – 172.84% of Net Assets(5)
Collateralized Loan Obligation Debt – 2.46% of Net Assets(4)(6)
Structured Finance
United States
AGL CLO 13 Ltd.	Secured Note – Class E, 10.65% (3M SOFR + 6.76%, due 10/20/2034)	6/14/2023	$5,950,000	$5,696,074	$5,679,296
Ares LXI CLO Ltd.	Secured Note – Class F-R, 11.88% (3M SOFR + 8.00%, due 04/20/2037)	3/27/2024	198,726	198,726	197,674
Dryden 53 CLO, Ltd.	Secured Note – Class F, 11.67% (3M SOFR + 7.76%, due 01/15/2031)(7)	11/28/2017	1,715,881	1,536,318	625,949
Dryden 75 CLO, Ltd.	Secured Note – Class E-R2, 10.77% (3M SOFR + 6.86%, due 04/14/2034)	5/30/2023	3,200,000	2,836,623	3,046,984
Elmwood CLO VI Ltd.	Secured Note – Class E-R-R, 9.78% (3M SOFR + 5.90%, due 07/18/2037)	10/9/2025	2,000,000	1,970,373	1,944,705
HarbourView CLO VII-R, Ltd.	Secured Note – Class F, 12.42% (3M SOFR + 8.53%, due 07/18/2031)	5/17/2018	647,423	621,140	28,487
KKR CLO 17 Ltd.	Secured Note – Class E-R, 11.56% (3M SOFR + 7.65%, due 04/15/2034)	9/7/2023	3,900,000	3,696,748	3,731,984
Octagon 59, Ltd.	Secured Note – Class E, 11.45% (3M SOFR + 7.60%, due 05/15/2035)	6/12/2023	3,375,000	3,143,553	3,160,384
Octagon Investment Partners 27, Ltd.	Secured Note – Class F-R, 12.02% (3M SOFR + 8.11%, due 07/15/2030)	7/5/2018	900,000	861,551	20,250
Total Collateralized Loan Obligation Debt				20,561,106	18,435,713
Collateralized Loan Obligation Equity – 118.90% of Net Assets(4)(8)(9)
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 14.34%, maturity 10/15/2039)(10)	9/23/2022	9,196,000	5,667,398	5,125,856
1988 CLO 2 Ltd.	Income Note (effective yield 16.80%, maturity 04/15/2038)(10)	2/8/2023	6,334,000	3,696,296	3,635,667
1988 CLO 3 Ltd.	Income Note (effective yield 12.63%, maturity 10/15/2040)(10)	9/12/2023	10,287,000	6,621,408	5,765,253
1988 CLO 4 Ltd.	Income Note (effective yield 4.47%, maturity 04/15/2037)(10)	4/9/2024	7,970,000	6,277,809	5,317,186
1988 CLO 5 Ltd.	Income Note (effective yield 6.26%, maturity 07/15/2037)(10)	6/3/2024	9,250,000	6,101,160	4,650,649
1988 CLO 6 Ltd.	Income Note (effective yield 14.50%, maturity 04/15/2038)(10)	2/20/2025	5,125,000	4,264,852	4,040,664
AMMC CLO 23, Limited	Subordinated Note (effective yield 16.92%, maturity 07/17/2038)	9/19/2025	5,279,000	3,297,934	3,024,172
AMMC CLO 28, Limited	Subordinated Note (effective yield 14.11%, maturity 07/20/2037)	1/28/2025	20,925,000	15,734,854	13,608,113
AMMC CLO 30, Limited	Subordinated Note (effective yield 12.92%, maturity 01/15/2037)	12/10/2024	3,475,000	2,477,038	2,166,670
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 11.29%, maturity 10/25/2038)	9/4/2020	9,250,000	6,021,178	4,801,618
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 11.98%, maturity 07/27/2039)	5/25/2021	1,200,000	938,187	800,737
Ares LI CLO Ltd.	Income Note (effective yield 11.49%, maturity 10/15/2037)(10)	1/25/2019	18,981,463	9,844,844	6,645,398
Ares Loan Funding IV, Ltd.	Subordinated Note (effective yield 18.37%, maturity 10/15/2038)	5/6/2024	2,704,000	1,763,918	1,485,621
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 14.06%, maturity 07/25/2037)	2/7/2025	12,400,000	8,647,460	6,432,926
Ares LXI CLO Ltd.	Subordinated Note (effective yield 8.45%, maturity 04/20/2037)	1/24/2024	4,650,000	2,752,978	1,665,879
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 14.71%, maturity 10/15/2038)	8/20/2024	5,952,500	4,095,762	3,132,929
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 12.83%, maturity 10/22/2039)	1/26/2023	28,159,000	16,443,855	11,756,361
Ares LXIX CLO Ltd.	Income Note (effective yield 15.09%, maturity 04/15/2036)(10)	1/31/2024	14,100,000	8,686,381	6,711,360
Ares LXVI CLO Ltd.	Subordinated Note (effective yield 21.09%, maturity 10/25/2038)	8/12/2024	12,750,000	6,928,231	6,540,396
Ares LXXII CLO Ltd.	Income Note (effective yield 15.92%, maturity 07/15/2037)(10)	6/21/2024	33,950,000	22,439,626	16,391,285
Ares LXXIV CLO Ltd.	Subordinated Note (effective yield 13.69%, maturity 10/15/2037)	7/23/2025	27,150,000	22,222,079	17,686,703
Ares LXXVI CLO Ltd.	Income Note (effective yield 16.30%, maturity 05/27/2038)(10)	4/14/2025	10,075,000	6,964,657	7,005,006
Ares XLI CLO Ltd.	Income Note (effective yield 6.61%, maturity 04/15/2034)(10)	11/29/2016	29,388,000	11,614,310	6,895,213
Ares XLI CLO Ltd.	Subordinated Note (effective yield 6.61%, maturity 04/15/2034)	9/5/2024	750,000	227,930	169,262
Ares XLIII CLO Ltd.	Income Note (effective yield 10.00%, maturity 01/15/2038)(10)	4/4/2017	43,860,000	16,009,870	10,686,001
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 13.08%, maturity 04/15/2034)	10/6/2021	16,376,572	4,526,054	3,067,728
Ares XXXIX CLO Ltd.	Subordinated Note (effective yield 10.91%, maturity 07/18/2037)	11/1/2024	11,340,000	4,333,371	2,920,200
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 17.46%, maturity 10/25/2034)(10)	9/24/2021	5,550,000	3,142,435	2,352,552
Barings CLO Ltd. 2018-I	Income Note (effective yield 0.00%, maturity 04/15/2031)(10)(11)	2/23/2018	20,808,000	903,989	462,803
Barings CLO Ltd. 2019-I	Income Note (effective yield 22.03%, maturity 10/15/2038)(10)	2/12/2019	10,611,500	9,843,205	8,398,814
Barings CLO Ltd. 2019-II	Income Note (effective yield 8.43%, maturity 01/15/2038)(10)	3/15/2019	14,700,500	10,521,894	7,199,167
Barings CLO Ltd. 2020-I	Income Note (effective yield 25.33%, maturity 01/15/2038)(10)	9/4/2020	6,966,000	3,249,650	3,707,906
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 11.02%, maturity 04/25/2034)	6/5/2024	20,000,000	10,312,726	7,058,131
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 13.74%, maturity 07/15/2034)	9/7/2022	9,250,000	5,329,004	4,219,940
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 3.70%, maturity 01/18/2035)	11/17/2021	2,000,000	1,138,788	553,063
Barings CLO Ltd. 2022-I	Income Note (effective yield 11.12%, maturity 01/15/2039)(10)	3/18/2022	13,162,500	7,784,790	6,195,071
Barings CLO Ltd. 2022-II	Income Note (effective yield 32.21%, maturity 07/15/2039)(10)	6/21/2022	10,800,000	3,584,814	4,421,275
Barings CLO Ltd. 2024-II	Income Note (effective yield 17.03%, maturity 07/15/2039)(10)	5/31/2024	9,300,000	5,758,253	5,695,714
Barings CLO Ltd. 2025-IV	Income Note (effective yield 16.91%, maturity 10/15/2040)(10)	8/7/2025	10,575,000	7,362,419	7,870,382
Basswood Park CLO, Ltd.	Class M-1 Note (effective yield 1740.36%, maturity 04/20/2034)	2/15/2024	5,000,000	3,360	4,669
Basswood Park CLO, Ltd.	Class M-2 Note (effective yield 1740.35%, maturity 04/20/2034)	2/15/2024	5,000,000	7,840	10,894
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 11.14%, maturity 04/20/2034)	8/17/2021	27,750,000	16,956,330	10,771,296
Battalion CLO 18 Ltd.	Income Note (effective yield 16.17%, maturity 10/15/2036)(10)	8/25/2020	8,400,000	3,659,807	1,177,837
Battalion CLO IX Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2031)(10)(12)	7/9/2015	18,734,935	4,549,058	255,769
Battalion CLO XIX Ltd.	Income Note (effective yield 3.53%, maturity 04/15/2034)(10)	3/11/2021	8,600,000	3,441,813	950,276
Battalion CLO XXIII Ltd.	Income Note (effective yield 11.81%, maturity 10/15/2037)(10)	5/19/2022	18,010,000	7,940,126	5,212,833
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 22.11%, maturity 07/15/2037)(10)	7/13/2022	14,500,000	11,011,386	11,690,441
See accompanying notes to the consolidated financial statements

23

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity – 118.90% of Net Assets(4)(8)(9) (continued)
Structured Finance (continued)
United States (continued)
Belmont Park CLO, Ltd.	Income Note (effective yield 9.71%, maturity 04/15/2037)(10)	2/21/2024	$14,950,000	$9,279,870	$7,578,698
Benefit Street Partners CLO XII, Ltd.	Subordinated Note (effective yield 13.74%, maturity 10/15/2037)	12/12/2024	11,341,132	9,254,379	8,043,713
Bethpage Park CLO, Ltd.	Income Note (effective yield 2.16%, maturity 10/15/2035)(10)	9/24/2021	14,750,000	7,281,278	3,950,377
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030)(12)	10/21/2014	23,000,000	2,300	82,225
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/30/2030)(12)	3/26/2020	5,550,000	—	19,534
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 13.16%, maturity 01/15/2038)(10)	6/23/2020	675,000	421,401	397,848
Bowling Green Park CLO, LLC	Subordinated Note (effective yield 12.68%, maturity 04/18/2035)	5/15/2024	6,318,000	4,225,242	3,460,608
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029)(10)(11)	11/1/2016	34,250,000	2,431,750	1,453,946
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/15/2031)(11)	6/2/2016	10,800,000	76,572	92,556
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031)(11)	3/23/2021	4,730,000	19,488	11,825
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 13.63%, maturity 10/17/2037)(10)	2/18/2021	11,750,000	5,376,988	4,317,542
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 9.57%, maturity 04/15/2035)(10)	4/13/2021	7,005,000	4,730,144	3,481,270
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 13.01%, maturity 01/15/2040)(10)	2/2/2021	14,175,000	6,992,068	5,390,214
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 7.58%, maturity 04/20/2034)	11/17/2021	12,000,000	8,136,195	6,386,220
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 13.02%, maturity 04/15/2040)(10)	8/11/2021	13,200,000	7,406,737	6,014,591
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 4.97%, maturity 04/15/2035)(10)	3/15/2022	8,150,000	4,981,570	3,003,245
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 16.08%, maturity 10/15/2037)	5/2/2025	11,375,000	6,896,233	6,633,017
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 17.33%, maturity 10/15/2040)(10)	7/6/2023	9,400,000	6,181,630	5,554,485
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 6.20%, maturity 04/15/2037)(10)	1/26/2024	11,475,000	8,352,173	6,333,024
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 11.99%, maturity 07/15/2037)	11/1/2024	18,390,000	6,421,521	6,784,469
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030)(10)(12)	6/6/2014	17,265,625	1,386,954	120,531
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, maturity 01/18/2031)(10)(12)	6/6/2014	16,033,750	2,122,118	137,060
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 12.81%, maturity 03/31/2038)	2/17/2015	18,290,500	10,345,818	9,099,777
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 5.88%, maturity 01/17/2035)	8/5/2014	8,457,500	2,981,441	2,025,345
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 12.44%, maturity 01/16/2038)	4/18/2019	3,216,500	2,324,378	2,155,079
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 11.57%, maturity 07/15/2038)(10)	6/7/2019	17,648,000	10,922,120	9,876,848
CIFC Funding 2019-V, Ltd.	Income Note (effective yield 12.14%, maturity 10/15/2038)	8/13/2025	21,020,000	13,136,389	12,414,538
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 17.25%, maturity 07/15/2036)(10)	6/12/2020	9,400,000	4,873,846	4,376,503
CIFC Funding 2020-II, Ltd.	Income Note (effective yield 7.84%, maturity 10/20/2034)	11/5/2024	1,800,000	1,127,482	890,081
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 7.84%, maturity 10/20/2034)	2/7/2023	5,500,000	3,379,935	2,714,948
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 14.32%, maturity 01/15/2040)(10)	12/11/2020	9,625,000	6,460,987	6,331,540
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 23.22%, maturity 10/15/2038)(10)	4/23/2021	13,050,000	11,718,564	10,693,901
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 4.68%, maturity 10/15/2034)(10)	9/22/2021	12,200,000	7,458,586	5,005,014
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 8.52%, maturity 04/17/2035)(10)	1/27/2022	12,950,000	8,784,856	7,085,875
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 16.29%, maturity 10/16/2038)(10)	8/1/2022	10,700,000	7,586,577	7,467,559
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 17.09%, maturity 10/15/2038)(10)	9/14/2023	13,475,000	9,692,159	10,386,751
CIFC Funding 2023-II, Ltd.	Subordinated Note (effective yield 5.55%, maturity 01/21/2037)	5/16/2024	5,500,000	3,698,048	3,333,798
CIFC Funding 2025-II, Ltd.	Income Note (effective yield 14.39%, maturity 04/15/2038)(10)	2/7/2025	14,400,000	11,650,130	11,476,888
CIFC Funding 2025-V, Ltd.	Income Note (effective yield 13.70%, maturity 10/15/2038)(10)	7/30/2025	13,775,000	11,223,100	10,210,356
Danby Park CLO, Ltd.	Subordinated Note (effective yield 10.60%, maturity 10/21/2037)	10/31/2024	5,150,000	4,622,185	3,222,368
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031)(12)	11/28/2017	7,684,999	1,065,697	218,886
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031)(12)	5/11/2020	9,600,000	1,681,780	65,377
Dryden 68 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2035)(10)(12)	5/30/2019	14,080,000	7,120,720	3,405,801
Dryden 76 CLO, Ltd.	Subordinated Note (effective yield 20.75%, maturity 10/15/2037)(10)	5/14/2024	1,856,000	710,766	683,093
Dryden 78 CLO Ltd.	Subordinated Note (effective yield 8.48%, maturity 04/17/2037)	7/31/2024	26,520,000	12,209,615	9,341,434
Dryden 85 CLO, Ltd.	Income Note (effective yield 6.04%, maturity 07/15/2037)(10)	9/17/2020	12,750,000	7,428,652	5,133,821
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 11.17%, maturity 11/15/2038)(10)	4/9/2024	18,873,000	16,808,958	12,616,276
Dryden 94 CLO, Ltd.	Income Note (effective yield 4.02%, maturity 10/15/2037)(10)	4/28/2022	19,425,000	10,722,532	6,811,073
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 15.24%, maturity 04/15/2038)(10)	2/15/2023	48,500,000	23,556,437	20,344,107
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2030)(12)	6/5/2020	6,372,500	615,557	48,344
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 12.63%, maturity 10/15/2037)(10)	8/8/2023	7,975,000	4,548,641	3,243,789
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 11.32%, maturity 10/15/2037)(10)	9/16/2022	13,700,000	8,092,485	5,564,426
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 11.61%, maturity 10/15/2038)	10/27/2023	6,740,000	3,637,065	3,027,361
Flatiron CLO 21 Ltd.	Subordinated Note (effective yield 9.57%, maturity 10/19/2037)	12/10/2024	28,145,000	19,804,004	12,877,125
Invesco CLO 2022-2, Ltd.	Subordinated Note (effective yield 12.71%, maturity 07/20/2035)	8/14/2024	16,450,000	9,148,729	6,112,750
Invesco CLO 2022-2, Ltd.	Class Y Note (effective yield 22.03%, maturity 07/20/2035)	8/14/2024	1,280,000	138,001	202,797
Kings Park CLO, Ltd.	Subordinated Note (effective yield 9.48%, maturity 01/21/2039)	4/27/2023	6,026,250	3,974,829	2,912,155
Lake George Park CLO, Ltd.	Income Note (effective yield 16.50%, maturity 04/15/2038)(10)	2/18/2025	22,650,000	18,076,731	19,241,559
Lake Shore MM CLO I Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2033)(10)(12)	3/8/2019	14,550,000	9,296,070	3,071,617
Lodi Park CLO, Ltd.	Income Note (effective yield 10.41%, maturity 07/21/2036)	11/13/2024	4,725,000	3,836,425	2,948,992
See accompanying notes to the consolidated financial statements

24

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity – 118.90% of Net Assets(4)(8)(9) (continued)
Structured Finance (continued)
United States (continued)
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 10.41%, maturity 07/21/2036)	11/13/2024	$2,775,000	$2,238,527	$1,731,468
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 13.35%, maturity 01/22/2035)	3/13/2024	6,500,000	3,865,908	1,991,354
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 15.20%, maturity 07/16/2038)	7/27/2023	13,025,000	7,893,396	5,988,515
Madison Park Funding LXIX, Ltd.	Subordinated Note (effective yield 13.76%, maturity 07/25/2037)	5/22/2025	8,050,000	6,115,524	4,728,508
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 0.00%, maturity 02/28/2047)(11)	6/2/2016	17,857,979	1,535,786	1,530,429
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 15.00%, maturity 07/16/2037)	11/16/2018	9,919,821	4,327,991	2,788,757
Madison Park Funding XL-R, Ltd.	Income Note (effective yield 14.06%, maturity 10/16/2038)	9/5/2025	25,000,000	23,750,000	19,848,808
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 14.69%, maturity 04/19/2037)	4/29/2021	5,000,000	3,140,443	2,081,664
Madison Park Funding XX, Ltd.	Subordinated Note (effective yield 15.17%, maturity 10/27/2037)	2/6/2025	35,450,000	8,524,683	5,213,331
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/15/2032)(11)	8/22/2016	6,462,500	594,550	503,106
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 16.92%, maturity 01/15/2038)	10/30/2018	11,731,082	5,869,355	4,400,124
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 16.43%, maturity 10/16/2037)	9/27/2022	12,825,000	6,286,287	4,373,077
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 11.15%, maturity 10/20/2037)	1/24/2025	9,950,000	6,966,240	5,537,139
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 21.44%, maturity 07/15/2038)	2/21/2024	4,150,000	2,131,858	2,060,430
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.	Subordinated Note (effective yield 6.20%, maturity 01/20/2037)	5/8/2024	6,050,000	4,308,142	3,076,695
Muzinich & Co., Inc.	CLO Participation Share	10/28/2021	200,006	—	2,659,126
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 8.12%, maturity 10/20/2037)	5/8/2024	6,855,000	4,663,327	3,383,725
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 2.90%, maturity 01/24/2039)	5/10/2024	8,611,000	6,399,005	5,945,918
OCP CLO 2024-36, Ltd.	Subordinated Note (effective yield 10.07%, maturity 10/16/2037)	5/15/2025	3,200,000	2,496,287	2,096,303
Octagon 51, Ltd.	Income B Note (effective yield 10.37%, maturity 07/20/2034)	4/16/2021	19,300,000	11,138,696	6,740,492
Octagon 55, Ltd.	Subordinated Note (effective yield 12.78%, maturity 03/20/2038)	2/11/2022	14,052,000	7,201,448	4,827,674
Octagon 58, Ltd.	Income Note (effective yield 10.20%, maturity 04/15/2038)(10)	4/21/2022	15,625,000	14,925,608	10,451,683
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030)(10)(12)	3/23/2016	13,750,000	1,621,766	74,630
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030)(10)(12)	5/25/2016	11,804,048	13,812	71,136
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 4.35%, maturity 07/18/2037)(10)	5/5/2021	23,400,000	8,201,902	4,401,381
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030)(11)	5/25/2021	1,550,000	24,800	14,880
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2034)(10)(12)	6/19/2019	13,500,000	6,488,840	944,347
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 5.64%, maturity 04/15/2035)	7/27/2023	18,155,000	8,559,098	3,490,917
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2036)(11)(10)	6/26/2020	10,650,000	820,736	722,229
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 9.29%, maturity 01/15/2039)(10)	3/25/2022	13,875,000	8,138,797	5,389,154
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 2.11%, maturity 01/15/2035)(10)	10/6/2020	9,250,000	3,904,929	1,758,843
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029)(10)(11)	6/6/2014	20,572,125	—	3,086
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2029)(10)(11)	7/18/2017	7,719,320	610,113	419,532
Park Blue CLO 2022-II, Ltd.	Subordinated Note (effective yield 10.44%, maturity 07/20/2037)	12/10/2024	31,000,000	17,424,480	11,508,853
RAD CLO 3, Ltd.	Subordinated Note (effective yield 21.47%, maturity 07/15/2037)(10)	9/30/2025	8,350,000	3,738,901	2,880,341
RAD CLO 27, Ltd.	Subordinated Note (effective yield 14.10%, maturity 01/15/2038)	12/11/2024	10,800,000	9,723,726	7,263,642
Regatta VII Funding Ltd.	Class R1A Note (effective yield 62.24%, maturity 06/20/2034)	10/1/2021	10,126,500	13,472	4,681
Regatta VII Funding Ltd.	Class R2 Note (effective yield 110.80%, maturity 06/20/2034)	10/1/2021	10,126,500	90,419	41,856
Regatta VII Funding Ltd.	Subordinated Note (effective yield 0.00%, maturity 06/20/2034)(12)	10/1/2021	6,450,000	2,116,239	1,077,795
Regatta XII Funding Ltd.	Class R1A Note (effective yield 37.51%, maturity 10/15/2037)	12/12/2024	14,629,350	34,269	43,506
Regatta XII Funding Ltd.	Class R2 Note (effective yield 37.51%, maturity 10/15/2037)	12/12/2024	14,629,350	308,425	391,559
Regatta XX Funding Ltd.	Income Note (effective yield 16.18%, maturity 01/15/2038)(10)	8/4/2021	11,000,000	6,736,617	5,592,591
Regatta XX Funding Ltd.	Subordinated Note (effective yield 16.18%, maturity 01/15/2038)	3/4/2025	750,000	387,013	347,305
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 13.22%, maturity 10/15/2037)	6/10/2022	9,000,000	5,535,978	4,011,664
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 18.78%, maturity 01/15/2039)	6/20/2023	3,937,500	2,455,535	2,539,592
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 16.40%, maturity 01/20/2038)	12/27/2024	5,800,000	3,200,820	2,683,461
Rockford Tower 2024-2 Ltd	Subordinated Note (effective yield 15.99%, maturity 10/20/2037)	2/14/2025	11,050,000	8,500,941	6,605,376
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 33.59%, maturity 07/20/2037)(10)	7/27/2023	3,600,000	1,516,043	1,890,017
Rockford Tower CLO 2023-1, Ltd.	Subordinated Note (effective yield 20.53%, maturity 03/15/2038)(10)	5/21/2024	7,280,000	5,290,321	5,472,386
RR 25 Ltd.	Subordinated Note (effective yield 5.30%, maturity 10/15/2037)	8/13/2024	15,636,000	10,666,564	8,999,190
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 15.98%, maturity 07/20/2034)	2/1/2024	5,525,000	3,576,851	2,618,263
Signal Peak CLO 8, Ltd.	Subordinated Note (effective yield 15.23%, maturity 10/20/2037)	12/12/2024	37,126,000	20,493,278	14,027,962
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2031)(10)(12)	3/28/2018	11,370,000	3,380,844	58,470
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2032)(10)(12)	3/22/2019	8,500,000	3,518,639	62,122
Thompson Park CLO, Ltd.	Subordinated Note (effective yield 12.41%, maturity 04/15/2034)	7/25/2024	34,025,000	22,687,753	17,126,680
Wehle Park CLO, Ltd.	Subordinated Note (effective yield 16.22%, maturity 10/21/2038)	7/1/2024	4,588,000	2,856,144	2,381,782
Wellman Park CLO, Ltd.	Class M-1 Note (effective yield 19.40%, maturity 07/15/2037)	9/20/2023	20,025,000	154,220	188,759
Wellman Park CLO, Ltd.	Class M-2 Note (effective yield 23.75%, maturity 07/15/2037)	9/20/2023	24,205,000	531,340	524,603
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 13.00%, maturity 07/15/2037)	9/20/2023	20,025,000	11,953,515	8,859,633
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 5.67%, maturity 01/20/2035)	5/3/2022	10,560,000	6,634,825	3,953,709
See accompanying notes to the consolidated financial statements

25

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity – 118.90% of Net Assets(4)(8)(9) (continued)
Structured Finance (continued)
United States (continued)
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030)(10)(11)	6/6/2014	$11,597,500	$162,365	$135,124
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031)(12)	12/17/2014	11,000,000	1,100	1,650
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 04/18/2036)(10)(12)	2/2/2017	17,700,000	7,936,919	3,600,114
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2035)(10)(12)	8/9/2017	23,940,000	11,174,975	4,685,199
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030)(10)(11)	6/22/2018	15,750,000	708,415	437,470
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2035)(10)(12)	9/20/2019	13,470,000	6,772,977	3,037,433
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/20/2035)(10)(12)	6/3/2022	8,950,000	4,818,287	1,998,906
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030)(12)	9/11/2017	12,777,500	1,278	1,917
Total United States				1,079,399,375	810,524,708
Various
Aqueduct European CLO 5-2020 DAC	Class M-1 Note (effective yield 6.61%, maturity 04/20/2034)(10)(13)	12/27/2024	13,158,000	9,307,158	8,475,569
Aqueduct European CLO 5-2020 DAC	Class M-2 Note (effective yield 6.61%, maturity 04/20/2034)(13)	12/27/2024	13,304,000	8,836,236	8,402,926
Aurium CLO XIII DAC	Subordinated Note (effective yield 10.94%, maturity 04/15/2038)(13)	1/30/2025	3,277,500	3,193,485	3,327,507
Avoca CLO XXXI DAC	Subordinated Note (effective yield 9.68%, maturity 07/15/2038)(13)	2/12/2025	2,830,000	2,351,476	2,296,442
BBAM European CLO II DAC	Subordinated Note (effective yield 20.20%, maturity 10/15/2034)(10)(13)	11/5/2021	1,000,000	937,738	846,050
Blackrock European CLO XV DAC	Subordinated Note (effective yield 8.11%, maturity 01/28/2038)(13)	11/29/2024	3,250,000	3,100,008	2,984,562
CIFC European Funding VI DAC	Subordinated Note (effective yield 13.00%, maturity 10/15/2037)(13)	7/17/2024	5,000,000	4,435,270	4,451,966
Clonkeen Park CLO DAC	Subordinated Note (effective yield 12.57%, maturity 10/15/2037)(10)(13)	8/16/2024	33,291,000	24,426,015	21,998,519
CVC Cordatus Loan Fund XXXIII DAC	Subordinated Note (effective yield 13.29%, maturity 03/24/2038)(13)	10/18/2024	5,417,000	4,825,502	5,058,525
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 4.40%, maturity 07/20/2034)(13)	4/23/2021	600,000	423,094	308,385
Dryden 125 Euro CLO 2024 DAC	Subordinated Note (effective yield 16.11%, maturity 11/15/2038)(10)(13)	10/3/2025	9,950,000	9,755,547	10,469,408
Henley CLO XI DAC	Subordinated Note (effective yield 13.85%, maturity 04/25/2039)(13)	2/10/2025	1,500,000	1,484,636	1,693,693
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 8.80%, maturity 04/20/2033)(13)	5/26/2021	1,500,000	955,232	813,287
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 15.25%, maturity 07/20/2036)(13)	4/23/2024	1,125,000	916,277	1,033,040
OCP Euro CLO 2024-10 DAC	Subordinated Note (effective yield 9.30%, maturity 10/20/2037)(13)	7/10/2024	5,000,000	4,294,880	4,122,541
Sculptor European CLO XII DAC	Subordinated Note (effective yield 15.30%, maturity 01/15/2038)(13)	11/27/2024	7,050,000	5,812,090	6,072,563
Total Various				85,054,644	82,354,983
Total Collateralized Loan Obligation Equity				1,164,454,019	892,879,691
Loan Accumulation Facilities – 7.35% of Net Assets(4)(9)(15)
Structured Finance
United States
Steamboat LIV Ltd.	Loan Accumulation Facility	6/4/2025	5,846,250	5,846,250	5,935,756
Steamboat LIX Ltd.	Loan Accumulation Facility	6/23/2025	9,936,250	9,936,250	10,103,863
Steamboat LV Ltd.	Loan Accumulation Facility	6/16/2025	8,561,000	8,561,000	8,566,537
Steamboat LVI Ltd.	Loan Accumulation Facility	5/27/2025	5,500,750	5,500,750	5,530,560
Steamboat LVII Ltd.	Loan Accumulation Facility	4/22/2025	7,202,000	7,202,000	7,217,835
Steamboat LVIII Ltd.	Loan Accumulation Facility	6/4/2025	3,077,000	3,077,000	3,122,198
Steamboat LXII Ltd.	Loan Accumulation Facility	10/8/2025	1,337,500	1,337,500	1,329,526
Steamboat LXIII Ltd.	Loan Accumulation Facility	12/17/2025	1,132,750	1,132,750	1,133,030
Total United States				42,593,500	42,939,305
Various
Steamboat LX Ltd.	Loan Accumulation Facility(13)	9/4/2025	10,376,750	12,073,712	12,222,681
Total Loan Accumulation Facilities				54,667,212	55,161,986
Asset Backed Securities – 10.39% of Net Assets(4)
Structured Finance
United States
Carmax Select Receivables Trust 2025-B	Class R Note (effective yield 24.22%, maturity 09/15/2032)(8)	9/17/2025	3,580	2,531,418	2,480,317
Carvana Auto Receivables Trust 2024-P2	Class R Note (effective yield 10.36%, maturity 06/10/2031)(8)	6/4/2024	23,083	5,809,548	5,343,268
Carvana Auto Receivables Trust 2024-P3	Class R Note (effective yield 11.88%, maturity 09/10/2032)(8)	9/10/2024	17,730	7,739,319	7,340,373
Carvana Auto Receivables Trust 2024-P4	Class R Note (effective yield 16.53%, maturity 12/10/2032)(8)	12/10/2024	15,578	6,152,287	5,924,381
Carvana Auto Receivables Trust 2025-N1	Class EX5 Note (effective yield 28.07%, maturity 08/10/2032)(8)	2/11/2025	12,500	3,319,144	3,327,421
Carvana Auto Receivables Trust 2025-P1	Class R Note (effective yield 12.90%, maturity 03/10/2033)(8)	3/11/2025	14,850	7,790,525	7,369,657
Carvana Auto Receivables Trust 2025-P3	Class R Note (effective yield 16.23%, maturity 09/12/2033)(8)	9/16/2025	16,180	10,899,047	10,845,684
Carvana Auto Receivables Trust 2025-P4	Class R Note (effective yield 15.33%, maturity 11/10/2033)(8)	11/18/2025	9,902	5,283,509	5,356,088
Chase Auto Owner Trust 2024-4	Class R1 Note (effective yield 10.59%, maturity 11/25/2031)(8)	7/25/2024	5,000	1,402,735	1,288,016
Chase Auto Owner Trust 2025-1	Class R1 Note (effective yield 17.08%, maturity 11/26/2032)(8)	7/24/2025	25,000	4,325,000	4,379,554
Chase Auto Owner Trust 2025-2	Class R1 Note (effective yield 12.64%, maturity 02/25/2033)(8)	10/17/2025	20,270	3,214,011	3,233,561
GoodLeap Home Improvement Solutions Trust 2025-2	Class R Note (effective yield 19.40%, maturity 06/20/2049)(8)	6/9/2025	1,184,151	2,497,996	2,590,812
See accompanying notes to the consolidated financial statements

26

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Asset Backed Securities – 10.39% of Net Assets(4) (continued)
Structured Finance (continued)
United States (continued)
Mercury Financial Credit Card Master Trust Series 2024-VFN1	Class B Note, 12.63% (1M SOFR + 8.50%, due 01/20/2028)(6)(9)(17)	9/20/2024	$16,013,190	$16,013,190	$16,017,474
PenFed Auto Receivables Owner Trust 2025-A	Class R Note (effective yield 15.17%, maturity 10/17/2033)(8)	9/11/2025	17,500	2,549,295	2,556,094
Total Asset Backed Securities				79,527,024	78,052,700
Collateralized Fund Obligation Equity – 7.68% of Net Assets(4)(8)(9)
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Note (effective yield 38.50%, maturity 10/15/2036)	10/21/2024	16,286,000	16,286,000	15,381,731
ALP CFO 2025, L.P.	Subordinated Note (effective yield 39.04%, maturity 07/15/2037)	7/30/2025	21,671,000	21,671,000	21,703,326
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 21.86%, maturity 04/30/2037)(17)	7/21/2025	6,870,486	6,870,486	6,437,841
Glendower Capital Secondaries CFO, LLC	Subordinated Loan (effective yield 44.85%, maturity 07/13/2038)	7/13/2023	2,203,689	2,203,689	1,964,607
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 28.90%, maturity 12/28/2035)(17)	7/3/2024	14,250,803	14,250,803	12,166,565
Total Collateralized Fund Obligation Equity				61,281,978	57,654,070
Equipment Financing – 0.18% of Net Assets(4)(9)(16)
Infrastucture
United States
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/08/2026)	7/8/2024	699,489	699,489	708,070
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/08/2026)	7/8/2024	668,683	668,683	676,885
Total Equipment Financing				1,368,172	1,384,955
Equity Securities – 0.55% of Net Assets
Financial Services
United States
Delta Financial Holdings LLC	Common Units(4)(9)(18)(19)	7/19/2023	1	1,147	574
Delta Leasing SPV III, LLC	Common Equity(4)(9)(18)(19)	7/19/2023	18	18	621,458
Horizon Technology Finance Corporation	Common Equity	11/12/2025	3,462	25,501	22,330
Pasadena Private Lending, Inc.	Common Equity, Class A-2(4)(9)(18)	12/18/2025	13,909	129,945	129,945
Senior Credit Corp 2022 LLC	Common Equity(4)(19)	1/30/2023	2,950,684	2,950,684	3,274,964
Total Financial Services				3,107,295	4,049,271
Leisure
United States
All Day Holdings LLC	Common Equity(4)(18)	8/19/2022	560	—	8
Oil & Gas
United States
McDermott International Ltd	Common Equity(4)(18)	12/31/2020	1,951	121,936	39,996
McDermott International Ltd	Common Equity(18)	12/4/2025	1,525	—	31,796
Total Oil & Gas				121,936	71,792
Total Equity Securities				3,229,231	4,121,071
Loans and Notes – 10.39% of Net Assets
Entertainment
United States
SI Tickets, Inc.	Senior Secured Loan, 10.00% (due 08/30/2026)(4)(7)(9)(16)(17)	11/12/2025	1,265,243	1,265,243	1,286,752
Financial Services
United States
B. Riley Financial, Inc.	Senior Unsecured Note, 5.50% (due 03/31/2026)(16)	8/14/2025	133,857	3,197,243	3,307,606
BSD Capital Inc.	Senior Unsecured Note, 6.62% (3M SOFR + 2.66%, due 10/31/2027)(4)(6)(9)	1/16/2025	10,726,000	9,445,737	9,814,290
Delta Leasing SPV III, LLC	Senior Secured Note, 13.00% (due 07/18/2030)(4)(7)(9)(16)(17)(19)	7/19/2023	11,942,594	11,942,292	11,944,147
Horizon Technology Finance Corporation	Convertible Senior Unsecured Note, 5.50% (due 09/04/2030)(4)(9)(16)	9/4/2025	5,892,830	5,421,274	5,689,527
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.44% (3M SOFR + 9.75%, due 01/31/2031)(4)(6)(9)(17)	12/18/2025	4,898,000	4,503,191	4,700,010
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)(4)(16)(19)	1/30/2023	6,884,929	6,884,929	6,884,929
Total Financial Services				41,394,666	42,340,509
Infrastructure
United States
Heritage Energy Holdings, LLC	Senior Secured Loan, 15.00% (due 06/30/2027)(4)(9)(16)	12/31/2025	5,414,000	5,305,720	5,305,720
Integrated Modular Data Centers, LLC	Senior Secured Loan, 11.00% (due 10/19/2026)(4)(7)(9)(16)(17)	9/22/2025	3,020,334	3,020,334	3,047,517
Nexus Apex Holdings, LLC	Senior Secured Loan, 14.67% (3M SOFR + 11.00%, due 12/04/2027)(4)(6)(9)(17)	12/1/2025	22,545,680	22,107,603	22,883,865
Total Infrastructure				30,433,657	31,237,102
See accompanying notes to the consolidated financial statements

27

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Loans and Notes – 10.39% of Net Assets (continued)
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Senior Secured CFO Debt, Class B Loan, 11.50% (due 07/13/2038)(4)(9)(16)	7/13/2023	$2,111,133	$2,090,022	$2,169,225
Glendower Capital Secondaries CFO, LLC	Senior Secured CFO Debt, Class C Loan, 14.50% (due 07/13/2038)(4)(9)(16)	7/13/2023	966,685	957,018	1,001,009
Total Structured Finance				3,047,040	3,170,234
Total Loans and Notes				76,140,606	78,034,597
Preferred Stock – 0.40% of Net Assets(4)(9)
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units(18)(19)	7/19/2023	252	251,801	251,844
Pasadena Private Lending, Inc.	Convertible Preferred Stock, Class C-2 , 10.00% (due 12/22/2031)(16)	12/18/2025	13,909	482,051	482,051
Pasadena Private Lending, Inc.	Preferred Stock, Class D, 15.00% (due 04/20/2031)(16)	10/17/2025	2,449	2,297,920	2,297,920
Total Preferred Stock				3,031,772	3,031,815
Rated Feeder Fund Equity – 0.17% of Net Assets(4)(8)(9)
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 28.30%, maturity 09/03/2040)(17)	9/2/2025	1,344,159	1,344,159	1,249,195
Regulatory Capital Relief Securities – 14.33% of Net Assets(4)(9)
Banking
France
BNP Paribas, Hanovre 2025-01	Credit Linked Note, 9.02% (3M EURIBOR + 6.90%, due 09/30/2036)(6)(13)	12/8/2025	15,000,000	17,457,000	17,628,750
BNP Paribas, Marianne	Credit Linked Note, 11.53% (3M EURIBOR + 9.50%, due 10/12/2032)(6)(13)	9/22/2023	484,047	515,340	574,124
PSA Banque France, AASFL 2022-1	Credit Linked Note – Class B, 14.38% (1M EURIBOR + 12.50%, due 12/27/2030)(6)(13)	11/22/2022	990,451	1,020,115	1,166,870
Total France				18,992,455	19,369,744
Great Britain
Santander UK PLC, Leonardo 2025-1	Credit Linked Note – Class B, 11.48% (1M SONIA + 7.50%, due 04/22/2032)(6)(14)	12/4/2025	10,400,000	13,862,160	14,021,280
Ireland
Bank of Ireland, Vale III	Credit Linked Note, 8.96% (3M EURIBOR + 6.88%, due 12/20/2035)(6)(13)	12/5/2025	10,000,000	11,638,000	11,752,500
Portugal
Banco Santander Totta SA, Syntotta 6	Credit Linked Note, 8.78% (3M EURIBOR + 6.75%, due 06/26/2045)(6)(13)	11/12/2025	7,500,000	8,691,000	8,813,930
Spain
MAGDALENA 14, FdT	Credit Linked Note, 8.81% (3M EURIBOR + 6.75%, due 07/26/2057)(6)(13)	11/14/2025	8,700,000	10,109,835	10,229,304
POSETS 2025-1, FdT	Credit Linked Note, 9.81% (3M EURIBOR + 7.75%, due 10/25/2043)(6)(13)	12/15/2025	15,000,000	17,626,500	17,628,750
Total Spain				27,736,335	27,858,054
United States
Deutsche Bank AG, LOFT 2022-1	Credit Linked Note – Class C, 23.35% (CD 3M SOFR + 19.00%, due 02/28/2032)(6)	8/22/2022	8,679,173	8,349,338	9,100,821
Various
Deutsche Bank AG, CRAFT 2022-1	Credit Linked Note, 16.13% (SOFR + 12.00%, due 04/21/2032)(6)	10/26/2022	3,677,462	3,577,001	3,833,649
Deutsche Bank AG, TRAFIN 2023-1	Credit Linked Note – Class A, 13.75% (CD 3M SOFR + 10.00%, due 06/01/2029)(6)	11/27/2023	2,375,000	2,375,000	2,432,397
HSBC Continental Europe, Pixel 2022-1	Junior Credit Linked Note, 14.29% (3M EURIBOR + 12.88%, due 12/29/2029)(6)(13)	12/16/2022	3,800,000	3,924,067	4,763,418
Manitoulin USD Ltd., Muskoka Series 2022-1	Guarantee Linked Note – Class E, 4.30% (CD 3M SOFR + 10.25%, due 11/10/2027)(6)	10/12/2022	22,137	22,137	22,183
Standard Chartered Bank, Chakra 7	Class B Note, 15.32% (CD 3M SOFR + 11.00%, due 04/25/2031)(6)	10/7/2022	5,536,923	5,536,923	5,604,451
Total Various				15,435,128	16,656,098
Total Regulatory Capital Relief Securities				104,704,416	107,572,427
Warrants – 0.04% of Net Assets(4)(9)(18)
Financial Services
United States
Pasadena Private Lending, Inc.	Warrants	10/20/2025	32,342	302,155	302,155
Total investments, at fair value December 31, 2025				$1,570,611,850	$1,297,880,375
Liabilities, at Fair Value – (51.81)% of Net Assets
Unfunded Investment Commitments – (0.03)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.44% (3M SOFR + 9.75%, due 01/31/2031)	12/18/2025	4,898,000	—	(197,990)
Term Preferred Stock and Unsecured Notes at Fair Value – (51.77)% of Net Assets(20)
6.6875% Unsecured Notes due 2028	Unsecured Note		(32,411,025)	(32,411,025)	(32,644,384)
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(89,147,000)
7.75% Unsecured Notes due 2030	Unsecured Note		(115,000,000)	(115,000,000)	(115,460,000)
6.75% Unsecured Notes due 2031	Unsecured Note		(39,239,850)	(39,239,850)	(39,020,107)
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(50,530,425)	(50,530,425)	(50,146,596)

See accompanying notes to the consolidated financial statements

28

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Term Preferred Stock and Unsecured Notes at Fair Value – (51.77)% of Net Assets(20) (continued)
8.00% Series F Term Preferred Stock due 2029	Preferred Stock		$(62,156,100)	$(62,155,289)	$(62,329,326)
Total Term Preferred Stock and Unsecured Notes at Fair Value				(392,586,589)	(388,747,413)
Total liabilities, at fair value December 31, 2025				$(392,586,589)	$(388,945,403)
Net assets above (below) fair value of investments and liabilities at fair value					(157,998,922)
Net Assets as of December 31, 2025					$750,936,050
See accompanying notes to the consolidated financial statements

29

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Footnotes to the Consolidated Schedule of Investments:
(1)
Unless otherwise noted, the Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” issuers if it owned 25% or more of its voting securities.

(2)
Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company’s formation.

(3)
Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.

(4)
Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities.” As of December 31, 2025, the aggregate fair value of these securities is $1,294.5 million, or 172.39% of the Company’s net assets.

(5)
Country represents the principal country of risk where the investment has exposure. Where “various” is noted, security has exposure to more than one country, which may represent countries in North America, Europe, Latin America and Asia.

(6)
Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.

(7)
As of December 31, 2025, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

(8)
Collateralized loan obligation (“CLO”) equity, Collateralized Fund Obligations equity, Rated Feeder Equity and Asset Backed Security residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of December 31, 2025, the Company’s weighted average effective yield on its aggregate CLO equity positions based on current amortized cost, was 11.63%. When excluding called CLOs the Company’s weighted average effective yield on its CLO equity positions was 11.71%.

(9)
Classified as Level III investment. See Note 3 “Investments” for further discussion.

(10)
Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.

(11)
As of December 31, 2025, the Investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

(12)
As of December 31, 2025 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

(13)
Investment principal amount is denominated in EUR.

(14)
Investment principal amount is denominated in GBP.

(15)
Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(16)
Fixed rate investment.

(17)
This investment has an unfunded commitment as of December 31, 2025. See Note 10 “Commitments and Contingencies” for further discussion.

(18)
The following investment is not an income producing security.

(19)
The following is an affiliated investment as defined under the 1940 Act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. See Note 5 “Related Party Transactions” for further discussion.

(20)
The Company has accounted for its unsecured notes and mandatorily redeemable preferred stock utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

Reference Key:
CD	Compounded Daily
DD	Delayed Draw
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
See accompanying notes to the consolidated financial statements

30

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)
Forward Currency Contracts, at Fair Value(1)
Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value
Unrealized appreciation on forward currency contracts
USD	29,489,268	EUR	25,000,000	Barclays Bank PLC	12/11/2025	1/30/2026	$113,593
							$113,593
Unrealized depreciation on forward currency contracts
USD	101,626,007	GBP	86,670,973	Barclays Bank PLC	10/29/2025	1/30/2026	$(214,729)
USD	27,755,283	EUR	23,700,000	Barclays Bank PLC	12/4/2025	1/30/2026	(92,857)
USD	18,423,338	EUR	15,808,250	Barclays Bank PLC	11/18/2025	1/30/2026	(151,783)
USD	13,984,370	EUR	10,400,000	Barclays Bank PLC	12/11/2025	1/30/2026	(5,834)
EUR	7,969,744	USD	9,373,033	Barclays Bank PLC	12/22/2025	1/30/2026	(8,368)
USD	1,643,098	EUR	1,418,341	Barclays Bank PLC	11/6/2025	1/30/2026	(23,491)
USD	1,632,398	EUR	1,399,000	Barclays Bank PLC	12/9/2025	1/30/2026	(11,465)
USD	545,936	EUR	466,250	Barclays Bank PLC	12/4/2025	1/30/2026	(1,920)
EUR	215,977	USD	254,244	Barclays Bank PLC	12/29/2025	1/30/2026	(465)
Total unrealized depreciation on forward currency contracts							$(510,912)

(1)
See Note 4 “Derivative Contracts” for further discussion relating to forward currency contracts held by the Company.

See accompanying notes to the consolidated financial statements

31

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Operations
For the year ended December 31, 2025
(expressed in US dollars)
INVESTMENT INCOME
Interest income(1)	$192,917,416
Other income	9,420,918
Dividend income(1)	1,646,520
Total Investment Income	203,984,854
EXPENSES
Interest expense	27,612,931
Incentive fee	25,661,270
Management fee	20,155,739
Professional fees	2,969,487
Administration fees	1,701,806
Tax expense	1,214,048
Directors’ fees	397,500
Other expenses	2,189,574
Total Expenses	81,902,355
NET INVESTMENT INCOME	122,082,499
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(80,494,176)
Forward currency contracts	(7,546,370)
Redemption of Convertible Perpetual Preferred Stock	(1,420)
Retirement of Preferred Stock and Unsecured Notes	141,297
Net change in unrealized appreciation (depreciation) on:
Investment, foreign currency and cash equivalents⁽¹⁾	(128,882,164)
Forward currency contracts	(4,503,071)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(15,797,301)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(237,083,205)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(115,000,706)
DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
Perpetual Preferred Stock	(19,435,242)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(134,435,948)

(1)
Interest income, dividend income and net unrealized appreciation (depreciation) on investment, foreign currency and cash equivalents include balances attributed to affiliated investments of $1,952,838, $1,255,683, and $332,993, respectively. See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

32

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Comprehensive Income
For the year ended December 31, 2025
(expressed in US dollars)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(134,435,948)
OTHER COMPREHENSIVE INCOME (LOSS)(1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,374,564
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(133,061,384)

(1)
See Note 2 “Summary of Significant Accounting Policies – Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

33

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Changes in Net Assets
(expressed in US dollars, except share amounts)
	For the year ended December 31, 2025	For the year ended December 31, 2024
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$122,082,499	$106,425,784
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(80,494,176)	(30,173,036)
Forward currency contracts	(7,546,370)	336,488
Redemption of Convertible Perpetual Preferred Stock	(1,420)	—
Retirement of Preferred Stock and Unsecured Notes	141,297	—
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(128,882,164)	(2,025,059)
Forward currency contracts	(4,503,071)	5,479,647
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(15,797,301)	5,447,384
Total net increase (decrease) in net assets resulting from operations	(115,000,706)	85,491,208
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OTHER COMPREHENSIVE INCOME (LOSS)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,374,564	(7,425,746)
COMMON STOCK DISTRIBUTIONS
Total earnings distributed	(94,369,065)	(174,564,856)
Common stock distributions from tax return of capital	(115,308,675)	(9,826,464)
Total common stock distributions	(209,677,740)	(184,391,320)
DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY
Perpetual Preferred Stock	(19,435,242)	(5,181,510)
CAPITAL SHARE TRANSACTIONS
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	132,638,287	318,688,885
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	24,042,567	21,342,675
Issuance of shares of common stock from conversion of Convertible Perpetual Preferred Stock	126,561	—
Total increase in net assets from capital share transactions	156,807,415	340,031,560
TOTAL INCREASE (DECREASE) IN NET ASSETS	(185,931,709)	228,524,192
NET ASSETS AT BEGINNING OF PERIOD	936,867,759	708,343,567
NET ASSETS AT END OF PERIOD	$750,936,050	$936,867,759
CAPITAL SHARE ACTIVITY
Shares of common stock issued pursuant to the Company’s “at the market” program	16,561,538	32,584,457
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	3,393,867	2,302,409
Shares of common stock issued from conversion of Convertible Perpetual Preferred Stock	19,614	—
Total increase (decrease) in capital share activity	19,975,019	34,886,866
See accompanying notes to the consolidated financial statements

34

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Cash Flows
For the year ended December 31, 2025
(expressed in US dollars)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(115,000,706)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(705,804,221)
Proceeds from sales of investments and repayments of principal(1)	572,701,413
Proceeds from investments purchased under agreements to resell	3,789,735
Payment-in-kind interest	(559,400)
Net realized (gain) loss on:
Investments, foreign currency and cash equivalents	80,393,428
Redemption of Convertible Perpetual Preferred Stock	1,420
Retirement of Preferred Stock and Unsecured Notes	(141,297)
Net change in unrealized (appreciation) depreciation on:
Investment, foreign currency and cash equivalents	128,739,009
Forward currency contracts	4,503,071
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	15,797,301
Amortization (accretion) included in interest expense	15,534
Amortization (accretion) of premiums or discounts on investments	(796,211)
Change in assets and liabilities:
Interest receivable	(5,660,455)
Excise tax refund receivable	842,230
Prepaid expenses	140,509
Incentive fee payable	1,450,067
Management fee payable	(257,680)
Professional fees payable	(481,546)
Administration fees payable	(100,207)
Directors’ fees payable	(198,750)
Deferred tax liability	1,113,971
Other expenses payable	(1,908,432)
Net cash provided by (used in) operating activities	(21,421,217)
CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of reinvestment	(185,450,345)
Issuance of shares of common stocks pursuant to the Company’s “at the market” program, net of commissions and offering expenses	132,638,287
Issuance of 6.75% Series D Perpetual Preferred Stock pursuant to the Company’s “at the market” program	314,811
Issuance of Convertible Perpetual Preferred Stock	102,301,492
Issuance of Convertible Perpetual Preferred Stock issued pursuant to the Company’s dividend reinvestment plan	129,859
Redemption of Convertible Perpetual Preferred Stock	(30,088)
Repurchase of Unsecured Notes and Preferred Stock	(9,265,028)
Perpetual Preferred Stock Distributions	(14,036,790)
Net cash provided by (used in) financing activities	26,602,198
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,180,981
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	42,224,792
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$47,405,773
Supplemental disclosures:
Cash paid for interest expense	$28,117,287
Cash paid for distributions on temporary equity	$14,036,790
Cash paid for franchise taxes	$100,170
Non-cash activities:
Issuance of shares of common stock from conversion of Convertible Perpetual Preferred Stock	$126,561

(1)
Proceeds from sales and repayments of principal includes $136,955,631 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

35

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
1.
ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally-managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.
The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). The Company also invests in other credit-oriented securities and instruments.
The Company was initially formed on March 24, 2014, and commenced operations on June 6, 2014. The Company completed its initial public offering on October 7, 2014 and shares of the Company’s common stock began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC” on October 8, 2014.
Eagle Point Credit Management LLC (the “Adviser”) serves as the investment adviser of the Company and manages the Company’s investments, subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the US Securities and Exchange Commission (the “SEC”). Eagle Point Administration LLC, an affiliate of the Adviser, serves as the administrator of the Company (the “Administrator”).
The Company has three wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company; Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company; and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. These subsidiaries have been organized to hold certain of the Company’s investments for legal, regulatory and tax purposes. All intercompany accounts and transactions have been eliminated upon consolidation. As of December 31, 2025, Sub I, Sub II and Sub II US held 30%, 4% and 2% of the Company’s total assets, respectively.
Separately, the Company established Steamboat Credit Opportunities I LLC (formerly, “Eagle Point Credit Company Sub III (US) LLC”), a Delaware Limited liability company, on November 12, 2025. This entity held no assets as of December 31, 2025.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
The consolidated financial statements have been prepared in conformity with US generally accepted accounting principles (“US GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in US dollars.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Company’s investments. Actual results may differ from those estimates.
Operating Segments
The Company has a single reportable segment with investment objectives described in Note 1 “Organization.” The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and Chief Financial Officer.

36

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Key financial information used by the CODM to assess the Company’s performance and make operation decisions, including the Company’s portfolio composition, total return, changes in net assets and expense ratios, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.
Securities Transactions
The Company records the purchase and sale of securities on the date. Realized gains and losses on investments sold are recorded based on the specific identification method.
In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to current fair value and recognized as a realized loss in the Consolidated Statement of Operations.
Foreign Currency Transaction
The Company does not isolate the portion of its results of operations attributable to changes in foreign exchange rates from those arising due to fluctuations in market prices of investments denominated in foreign currencies. These combined effects are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency, cash and cash equivalents.
Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses occurring between trade and settlement dates on investment transactions and differences between the recorded amounts of dividends and interest income and the US dollar equivalent of the amounts actually received.
Cash, Cash Equivalents and Restricted Cash
The Company defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institutions where the accounts are held to manage associated risk.
Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of December 31, 2025, the Company held no cash equivalents.
Restricted cash represents amounts subject to legal or contractual restrictions imposed by third parties, including limitations on withdrawal or use. These restrictions may require the funds to be used for a specified purpose or limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties in connection with foreign currency contracts to be restricted cash. As of December 31, 2025, the Company held $6.7 million in restricted cash associated with forward currency contracts.
Forward Currency Contracts
The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date.
Forward currency contracts are recorded at fair value, with the change in fair value recognized as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. Realized gains or losses from the settlement of forward currency contracts are reported on the Consolidated Statement of Operations.

37

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Cash amounts pledged as collateral in connection with forward currency contracts is considered restricted.
Investments Purchased Under Agreements to Resell
The Company records investments purchased under agreements to resell at their contracted resell amounts, which approximates fair value. Interest on these agreements is accrued and included in interest receivable on the Consolidated Statement of Assets and Liabilities, and interest income in the Consolidated Statement of Operations. Investments purchased under agreements to resell are generally categorized as Level II within the fair value hierarchy.
Temporary Equity
The Company’s “Perpetual Preferred Stock” (listed below) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity in accordance with FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), which requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. The following are current Perpetual Preferred Stock issuances of the Company:
•
6.75% Series D Perpetual Preferred Stock (the “Series D Perpetual Preferred Stock”)

•
7.00% Series AA Convertible Perpetual Preferred Stock (“Series AA Convertible Perpetual Preferred Stock”)

•
7.00% Series AB Convertible Perpetual Preferred Stock (“Series AB Convertible Perpetual Preferred Stock” and collectively with the Series AA Convertible Perpetual Preferred Stock, the “Convertible Perpetual Preferred Stock”)

The Perpetual Preferred Stock is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Perpetual Preferred Stock, and net of issuance premiums or discounts, if any. Deferred issuance cost is amortized into expense when it is probable the Perpetual Preferred Stock becomes redeemable in the future.
Deferred issuance costs on the Convertible Perpetual Preferred Stock are amortized using the effective interest method due to the probable likelihood of holder optional or death related redemptions occurring. The Convertible Perpetual Preferred Stock is recorded net of unamortized deferred issuance costs.
The Company is compliant with all contingent redemption provisions of the Series D Perpetual Preferred Stock as of December 31, 2025, therefore, no deferred issuance costs have been amortized.
Distributions paid and amortization of deferred issuance costs on the preferred stock treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations attributable to common stockholders.
The following table presents the distributions and amortization of deferred issuance cost related to the Perpetual Preferred Stock for the year ended December 31, 2025:
Amounts in millions
	Series D Perpetual Preferred Stock	Series AA Convertible Perpetual Preferred Stock	Series AB Convertible Perpetual Preferred Stock	Total
Distributions (Including Accrued Distributions)	$7.1	$6.5	$0.4	$14.0
Amortization of Deferred Issuance Costs	—	5.3	0.1	5.4
Total Distributions (Including Accrued Distributions) and Amortization of Deferred Issuance Costs	$7.1	$11.8	$0.5	$19.4

38

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
See Note 7 “Preferred Stock” for further discussion relating to the Perpetual Preferred Stock issuances.
Other Financial Assets and Financial Liabilities at Fair Value
The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to measure certain financial assets and liabilities at fair value on the initial and subsequent accounting reporting dates. This election is made on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are reported separately from those instruments measured using another accounting method. Additionally, changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are presented separately in other comprehensive income.
Upfront offering costs related to instruments for which the FVO is elected, including costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.
The Company has elected to apply the FVO under ASC 825 to the following instruments:
•
6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”)

•
5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”)

•
7.75% Unsecured Notes due 2030 (the “Series 2030 Notes”)

•
6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes, Series 2029 Notes and Series 2030 Notes, the “Unsecured Notes”)

•
6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”)

•
8.00% Series F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”)

The primary reason for electing the FVO is to reflect economic events in the same period in which they occur and to simplify financial reporting and presentation.
Repurchase of Debt Securities
The Company records any gains resulting from the repurchase of the Company’s Preferred Stock and Unsecured Notes at a discount through open market transactions and subsequent redemptions or retirement as a realized gain or loss in the Consolidated Statement of Operations.
Investment Income Recognition
Interest Income from Investments
Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.
Premiums and discounts on investments in debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.
In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal of the investment, which is subject to fair value determination, and the

39

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.
Investment income from investments in the equity tranche securities of CLO, Collateralized Fund Obligations (“CFO”), rated feeder funds and certain other investments (such as fee rebates) is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to the expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For CFO equity, rated feeder fund equity and certain other investments, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.
The Company recognizes the interest income from Loan Accumulation Facilities (“LAFs”) in accordance with the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value.
For the year ended December 31, 2025, the Company recorded $6.7 million in interest income from LAFs.
Other Income
Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities paying a commitment fee on unfunded investment commitments.
Dividend Income
Dividend income represents dividend income from the Company’s investments in common stock and is recorded on the ex-dividend date.
Expenses, Offering Cost and Deferred Financing and Issuance Costs
Expense Recognition
Expenses are recorded on the accrual basis of accounting.
Offering Expenses
Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in-capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies — Investment Company Activities — Recognition.
Interest Expense
Interest expense includes the distributions paid on the Company’s Term Preferred Stock and interest paid on the Company’s Unsecured Notes. Interest expense also includes the amortization of issuance premiums and discounts associated with the issuance of the Term Preferred Stock.

40

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
The following table summarizes the components of interest expense for the year ended December 31, 2025:
Amounts in millions
	Series C Term Preferred Stock	Series F Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2030 Notes	Series 2031 Notes	Total
Interest Expense	$3.5	$5.0	$2.2	$5.0	$8.9	$3.0	$27.6
Amortization of Issuance (Premium) Discount	—	0.0	—	—	—	—	0.0
Total Interest Expense	$3.5	$5.0	$2.2	$5.0	$8.9	$3.0	$27.6
See Note 7 “Preferred Stock” and Note 8 “Unsecured Notes” for further discussion relating to the Term Preferred Stock and Unsecured Notes, respectively.
Issuance Premiums and Discounts
Issuance premiums and discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Term Preferred Stock as part of the Company’s ATM program. In accordance with FASB ASC Topic 835-30-35-2, the issuance premiums and discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Term Preferred Stock. Amortization of issuance premiums or discounts are reflected in interest expense in the Consolidated Statement of Operations.
Prepaid Expenses
Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred. Any unallocated prepaid expense balance associated with the shelf registration and the ATM program is accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.
Federal and Other Taxes
The Company intends to operate so as to continue to qualify to be taxed as a RIC under the Internal Revenue Code (the “Code”) and, as such, to not be subject to US federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.
The Company has adopted November 30th as its fiscal tax year end. The Company intends to file US federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for the year ended December 31, 2025, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s consolidated financial statements.
Because US federal income tax regulations differ from US GAAP, characteristics of distributions may differ for financial reporting and tax purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when

41

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected under “aggregate distributable earnings (loss)” in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from the Company’s investments that are classified for tax purposes as partnerships and passive foreign investment companies.
For the year ended December 31, 2025, $141.3 million was reclassified from aggregate distributable earnings (losses) to paid-in capital reported on the Consolidated Statement of Assets and Liabilities. This amount represents the net of $136.1 million of adjustments related to prior year and current year return of capital, $5.4 million of nondeductible offering costs, $0.1 million gain on repurchase of preferred shares, and $0.1 million of nondeductible US federal excise taxes refunded due to overpayments made in prior excise tax years. Additionally, within aggregate distributable earnings (losses) an amount of $6.4 million was reclassified from realized gains to undistributed net investment income. This amount represents foreign currency realized losses. The reclassification of distribution characteristics has no effect on the Company’s total net assets or net asset value per share of the Company’s common stock.
For the tax year ended November 30, 2025, the estimated components of distributable earnings (accumulated loss) reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:
Amounts in millions
Undistributed ordinary income	$—
Distributable accumulated capital losses (carry forward)	(104.9)
Unrealized appreciation (depreciation) on investments	(386.7)
As of the tax period ended November 30, 2025, the Company has $2.6 million of short-term capital losses and $102.3 million of long-term capital losses which are available to carry forward to the next year without expiration.
The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended November 30, 2025 is estimated and is not considered final until the Company files its tax return.
Amounts in millions
Tax Year	Ordinary Dividend	Return of Capital
2025	$115.7	$115.3
2024	159.2	30.6
2023	148.9	—
For the year ended December 31, 2025, the estimated components of distributable earnings (accumulated loss) reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:
Amounts in millions
Undistributed ordinary income	$—
Distributable accumulated capital losses (carry forward)	(104.9)
Unrealized appreciation (depreciation) on investments	(386.7)
Other Timing Differences(1)	(31.3)
Total	$(522.9)

42

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
(1)
Other timing differences include book/tax differences in the Company’s CLO equity and partnership investments as well as timing differences caused by the difference between book and tax year end

As of December 31, 2025, net unrealized appreciation (depreciation) of the Company’s investments on a tax basis was as follows:
Amounts in millions
Cost for federal income tax purposes	$1,684.6
Gross unrealized appreciation	$21.3
Gross unrealized depreciation	(408.0)
Net unrealized depreciation	$386.7
Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% US federal excise tax on such taxable income, as required. The Company has not accrued US federal excise tax for the year ended December 31, 2025. The Company may record an excise tax on undistributable taxable income when the Company determines its final taxable income and files its final tax return.
For the year ended December 31, 2025, the Company received a refund of $0.1 million of excise taxes related to overpayments in prior tax years and $0.1 million of Delaware franchise tax expense.
Sub II US, a subsidiary of the Company, has elected to be treated as a corporation for US tax purposes and is subject to federal, state and local tax where it operates or is deemed to operate. As of December 31, 2024 and December 31, 2025 respectively, the deferred tax liability for Sub II US is $0.5 million and $1.6 million, which is significantly related to US GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests.
Distributions to Shareholders
The composition of distributions paid to common stockholders from net investment income and capital gains is determined in accordance with US federal income tax regulations, which differ from US GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for US federal income tax purposes and are intended to be paid monthly.
Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Shareholders who participate in the Company’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Company as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.
In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.
The characterization of distributions paid to common stockholders, as set forth in the Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights, reflect estimates made by the Company for US federal income tax purposes. These estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

43

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
The following table summarizes the distributions declared and paid by the Company for the year ended December 31, 2025 on common stock and preferred stock with record dates during 2025:
Amounts in millions except per share amounts
	Distribution per Share	Distribution Amount
Common Stock	$1.68	$209.7
Series C Term Preferred Stock	1.63	3.5
Series D Perpetual Preferred Stock	1.69	7.1
Series F Term Preferred Stock	2.00	5.0
Series AA Convertible Perpetual Preferred Stock	1.75	6.5
Series AB Convertible Perpetual Preferred Stock	1.75	0.4

3.
VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with US GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, which has been approved by the Board.
Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Company applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.
The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:
•
Level I — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•
Level II — Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

44

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.
Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.
In accordance with ASC Topic 820, the Company may use net asset value (“NAV”) as a practical expedient to estimate the fair value of certain investments that do not have a readily determinable fair value, such as the Company’s investment in Joint Ventures (“JV”). When NAV is used as a practical expedient, those investments are not categorized within the fair value hierarchy.
An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.
Fair Value Measurement
The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of December 31, 2025:
Fair Value Measurement (in millions)
	Level I	Level II	Level III	Investments measured at NAV	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$—	$18.4	$—	$—	$18.4
CLO Equity	—	—	892.9	—	892.9
Loan Accumulation Facilities	—	—	55.2	—	55.2
Asset Backed Securities	—	62.0	16.0	—	78.0
CFO Equity	—	—	57.7	—	57.7
Equipment Financing	—	—	1.4	—	1.4
Equity Securities	0.1	—	0.8	3.3	4.2
Loans and Notes	3.3	—	67.8	6.9	78.0
Preferred Stock	—	—	3.0	—	3.0
Rated Feeder Fund Equity	—	—	1.2	—	1.2
Regulatory Capital Relief Securities	—	—	107.6	—	107.6
Warrants	—	—	0.3	—	0.3
Total Investments at Fair Value(1)	$3.4	$80.4	$1,203.9	$10.2	$1,297.9
45

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
	Level I	Level II	Level III	Investments measured at NAV	Total
Other Financial Instruments at Fair Value(2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts	$—	$0.1	$—	$—	$0.1
Total Forward Currency Contracts(1)	$—	$0.1	$—	$—	$0.1
Liabilities at Fair Value
Other Financial Instruments at Fair Value(2)
Forward Currency Contracts
Unrealized depreciation on forward currency contracts	$—	$0.5	$—	$—	$0.5
Total Forward Currency Contracts(1)	$—	$0.5	$—	$—	$0.5
Unfunded Investment Commitments
Unfunded liabilities, at fair value	$—	$—	$0.2	$—	$0.2
Total Unfunded Investment Commitments(1)	$—	$—	$0.2	$—	$0.2
Term Preferred Stock and Unsecured Notes at Fair Value
Series 2028 Notes	$32.6	$—	$—	$—	$32.6
Series 2029 Notes	89.1	—	—	—	89.1
Series 2030 Notes	115.5	—	—	—	115.5
Series 2031 Notes	39.0	—	—	—	39.0
Series C Term Preferred Stock	50.1	—	—	—	50.1
Series F Term Preferred Stock	62.3	—	—	—	62.3
Total Term Preferred Stock and Unsecured Notes at Fair Value(1)	$388.6	$—	$—	$—	$388.6

(1)
Amounts may not foot due to rounding.

(2)
Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Significant Unobservable Inputs
The following table summarizes the valuation techniques, quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of December 31, 2025:
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$892.9	Independent Pricing Service(2)	Mid Price	0.02% - 98.39% / 52.68%
Asset Backed Securities	16.0	Discounted Cash Flow	Discount Rate(3)	11.74%
CFO Equity	57.7	Discounted Cash Flow	Discount Rate	19.50% - 39.76% / 34.35%
Equipment Financing	1.4	Discounted Cash Flow	Discount Rate	14.30% - 14.30% / 14.30%
Equity Securities	0.1	Waterfall, Guideline Public Company Method	Next Fiscal Year (“NFY”) Adjusted Revenue Multiple(3)	4.5x
Loans and Notes	56.8	Discounted Cash Flow	Discount Rate	9.40% - 22.77% / 15.30%
Loans and Notes	5.7	Discounted Cash Flow and Monte Carlo Simulation Model	Discount Rate(3)	15.08%
			Volatility(3)	30.00%
			Risk Free Rate(3)	3.64%

46

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
			Time to Liquidity (in years)(3)	0.43
Preferred Stock	2.5	Discounted Cash Flow	Discount Rate	12.00% - 17.61% / 17.06%
Preferred Stock	0.5	Cash-Only Convertible Bond Model	Common Stock Value(3)	$9.33
			Volatility(3)	50.00%
			Risk Free Rate(3)	3.77%
			Time to Liquidity (in years)(3)	5.98
			Discount Rate(3)	18.02%
Rated Feeder Fund Equity	1.2	Discounted Cash Flow	Discount Rate(3)	28.58%
Regulatory Capital Relief Securities	46.5	Discounted Cash Flow	Discount Rate	8.88% - 14.31% / 10.52%
			Constant Prepayment Rate	0.00% - 19.39% / 10.69%
			Constant Default Rate	0.00% - 1.61% / 0.78%
			Loss Severity	0.00% - 48.13% / 39.33%
Warrants	0.3	Waterfall, Guideline Public Company Method	Next Fiscal Year (“NFY”) Adjusted Revenue Multiple(3)	4.5x
Total Fair Value of Level III Investments(4)	$1,081.6

(1)
Weighted average calculations are based on the fair value of investments.

(2)
The Company uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

(3)
Range not shown as only one position is included in category.

(4)
Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Company’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Company’s investments, as permitted under the Adviser’s valuation policy approved by the Board.
Changes in the unobservable inputs and assumptions can have an impact on the fair valuer measurement, specifically:
•
Increases (decreases) in the default rate and discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

•
Changes in the prepayment rate may result in a higher or lower fair value, depending on the circumstances.

•
Generally, a change in the default rate assumption may be accompanied by a directionally opposite change in the assumption used for the prepayment and recovery.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent market transactions and data reported by trustees. As a result, investments with a fair value of $122.3 million have been excluded from the preceding table.

47

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Change in Investments Classified as Level III
The following table includes additional information pertaining to financial instruments classified within Level III for the year ended December 31, 2025:
Change in Investments Classified as Level III (in millions)
	CLO Equity	Loan Accumulation Facilities	Asset Backed Securities	CFO Equity	Equipment Financing	Equity Securities
Balance as of January 1, 2025	$1,112.9	$31.0	$59.5	$18.8	$6.8	$—
Purchases of investments	284.3(1)	106.5	15.7	42.1	—	0.1
Proceeds from sales or maturity of investments	(294.3)(2)	(82.9)(1)	(41.6)	—	(5.3)	—
Payment-in-kind interest	—	—	—	—	—	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(210.0)	0.6	2.3	(3.2)	(0.1)	0.7
Transfers into Level III	—	—	—	—	—	—
Transfers out of Level III	—	—	(19.9)	—	—	—
Balance as of December 31, 2025(3)(4)	$892.9	$55.2	$16.0	$57.7	$1.4	$0.8
Change in unrealized appreciation (depreciation) on investments still held as December 31, 2025	$(149.5)	$0.5	$—	$(3.2)	$(0.1)	$0.6
	Loans and Notes	Preferred Stock	Rated Feeder Fund Equity	Regulatory Capital Relief Securities	Warrants	Total
Balance as of January 1, 2025	$13.0	$0.3	$—	$44.3	$—	$1,286.6
Purchases of investments	55.3	2.7	1.3	97.8	0.3	606.1
Proceeds from sales or maturity of investments	(3.0)	—	—	(37.0)	—	(464.1)
Payment-in-kind interest	0.5	—	—	—	—	0.5
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	2.0	—	(0.1)	2.5	—	(205.3)
Transfers into Level III	—	—	—	—	—	—
Transfers out of Level III	—	—	—	—	—	(19.9)
Balance as of December 31, 2025(3)(4)	$67.8	$3.0	$1.2	$107.6	$0.3	$1,203.9
Change in unrealized appreciation (depreciation) on investments still held as December 31, 2025	$1.7	$—	$(0.1)	$2.3	$—	$(147.8)

(1)
Includes $70.9 million of proceeds from sales of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

(2)
Includes $137.0 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(3)
Amounts may not foot due to rounding.

Net realized gains or losses recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation or depreciation are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Fair Value — Valuation Techniques and Inputs
The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Company’s portfolio investments on a monthly basis.
Valuation of CLO Equity
The Company’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board. The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.
To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions. Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.
Additionally, the Adviser considers a valuation range provided by a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5.
While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Company as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy.
Valuation of CLO Debt
The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such investments are considered Level II assets.
Valuation of Loan Accumulation Facilities
The Company’s investments in Loan Accumulation Facilities (“LAFs”) are valued in accordance with ASC 820, using the income approach, which reflects current market expectations of future cash flows (i.e., exit price).
LAFs are typically short to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. When the LAF governing documents require loans to be transferred to the CLO at original cost plus accrued interest, the Adviser determines the fair value based on the cost of the Company’s investment (i.e., the principal amount invested) and the Company’s attributable share of net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
If the loans are expected to be transferred to the CLO at market value due to provisions in the LAF governing documents or because the Adviser determines a CLO transaction is no longer anticipated, the Adviser will continue to fair value the LAF consistent using the income approach, but will modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). In such cases, the fair value of the LAF will include the cost of the Company’s investment (i.e., the principal amount invested), the Company’s attributable share of unrealized gains or losses on the LAF’s underlying loan assets, net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.
Due to the absence of an active market and the use of unobservable inputs, the Adviser categorizes LAFs as Level III investments within the fair value hierarchy.
Valuation of ABS, CFO Equity, Equipment Financing, Equity Securities, Loans and Notes, Preferred Stock, Rated Feeder Fund Equity, Regulatory Capital Relief Securities and Warrants
The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for the Company’s investments in ABS, CFO equity, equipment financing, equity securities, loans and notes, preferred stock, rated feeder fund equity, regulatory capital relief securities and warrants. The independent valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Company falls within this range.
Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.
Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.
Valuation of Exchange-Traded Investments
The Adviser values investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I within the fair value hierarchy.
Valuation of Joint Venture Investments
JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different from NAV.
Valuation of Unsecured Notes and Term Preferred Stock
The Unsecured Notes and Term Preferred Stock are classified as Level I within the fair value hierarchy and are valued at their official closing price, as reported by the NYSE.
Change in Valuation Techniques
During the year ended December 31, 2025, the Adviser changed the valuation technique used to value the Company’s investments in CLO equity. Historically, CLO equity investments were valued utilizing a third-party financial tool that projected future cash flows of CLO equity tranches, with the resulting valuations compared to ranges provided by an independent valuation agent. During the year ended December 31, 2025, the Company transitioned to using an independent pricing service as the primary source of valuation marks for CLO equity. The pricing service incorporates observable market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets,

50

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
and transaction activity in comparable securities. This change was made to enhance consistency with market-based inputs and improve the timeliness of valuations.
The Adviser continues to monitor the accuracy of pricing service marks through internal reviews and supplemental valuation tools, and retains responsibility for final fair value determinations in accordance with the Company’s valuation policy and Rule 2a-5 under the 1940 Act.
Investment Risk Factors
The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.
Risks of Investing in CLOs and Other Structured Debt Securities
CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.
The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks and general market and economic factors.
Subordinated Securities Risk
Certain securities in which the Company invests, including equity and junior debt tranches of CLOs, CFOs and other structured securities, are subordinate to more senior tranches. These securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, at the time of issuance, certain securities, including CLO equity securities and certain CFO securities, are under-collateralized in that the face amount of the debt and equity at inception exceeds the issuer’s total assets. The Company will typically be in a subordinated or

51

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
first loss position with respect to realized losses on the underlying assets held by the CLOs, CFOs and similar securities in which the Company is invested.
High Yield Investment Risk
Certain investments of the Company, including CLO equity and junior debt securities, are rated below investment grade or unrated. Such securities are sometimes referred to as “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments, including CLOs, may also be higher yield investments. Investing in such investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.
Leverage Risk
The use of leverage, whether directly or indirectly through investments such as CLOs, CFOs, and other subordinated instruments that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities, in particular, are very highly leveraged (with CLO equity securities typically being leveraged 10 times). The CLO securities and other inherently leveraged instruments in which the Company invests are subject to a high degree of risk of loss.
Credit Risk
If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted. Additionally, interest on a CLO or other credit investment may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
Risks of Default on Underlying Assets
A default and any resulting loss on an underlying asset will reduce its fair value and, consequently, the fair value of the related investment and the Company’s portfolio. A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset. Any defaults and losses will have a negative impact on the fair value of the Company’s investments and will reduce the cash flows that the Company receives from its investments.

Key Personnel Risk
The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.
Conflicts of Interest Risk
The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Adviser’s Senior Investment Team is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

52

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Prepayment Risk
The assets underlying the CLO securities and certain other asset-backed issuers in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, these securities are subject to prepayment risk. If the Company or a CLO collateral manager (or other applicable asset manager) are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted. Other debt instruments in which the Company invests are also subject to prepayment risk, particularly where the instrument has passed or is not subject to a “non-call” period.
Liquidity Risk
Generally, there is no public market for the CLO investments and certain other credit assets in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.
Incentive Fee Risk
The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.
Fair Valuation of the Company’s Portfolio Investments
Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.
Limited Investment Opportunities Risk
The market for CLO securities and certain other credit assets in which the Company invests is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. For example, in recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
Non-Diversification Risk
The Company is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.
Market Risk
Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s

53

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.
Loan Accumulation Facilities Risk
The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.
Synthetic Investments Risk
The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.
Regulatory Capital Relief Investments Risk
Regulatory capital relief investments are credit risk transfers (“CRTs”) or significant risk transfers (“SRTs”). These transactions enable a bank or other issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as the Company, in order to obtain regulatory capital relief, risk limit relief and/or credit risk hedging with respect to the reference assets. Under these transactions, a third-party investor (e.g., the Company), agrees to absorb losses on a designated loan portfolio in exchange for a protection payment. By transferring the risk of credit losses from these assets away from a bank’s balance sheet, the bank can reduce the amount of regulatory capital it is required to hold against the reference assets without having to take actions such as selling assets or raising equity capital. Under any such trades into which the Company enters, the Company will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default — which may be more likely if there is a general deterioration in credit markets — the principal of the Company’s credit-linked notes will be used to cover the losses. There may be a risk that the international regulatory framework for banks (known as “Basel III”) of the Bank for International Settlements, when fully implemented, may discourage such regulatory capital relief trades and/or may force banks to unwind some or all existing transactions.
Infrastructure Sector Risk
Infrastructure asset investments (“Infrastructure Assets”) may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the

54

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Company. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, increasing the risk of default of the Company’s debt investments in Infrastructure Assets and causing the value of any related equity investments to decline. This could have a material adverse effect on the Company’s performance.
Asset-Based Finance Investments Risk
The Company may invest in asset-based finance (“ABF”) investments, which are credit instruments in which repayment is supported by cash flows generated by a defined pool of financial or operating assets rather than the general credit of a corporate borrower. ABF investments may include, among others, loans, notes, receivables, leases and other structured credit instruments backed by assets such as equipment, vehicles, inventory, intellectual property, payment streams, contractual receivables or other assets. These investments may be originated directly or acquired through secondary transactions and may be held in various forms, including whole loans, loan participations, asset-backed securities or other structured instruments. The value of ABF investments is subject to the risk that the underlying obligors will be unable or unwilling to make principal or interest payments as they come due. ABF investments are also subject to the risk that the value of the collateral securing the obligations will decline or that the Company may be unable to realize the expected value of the collateral because of difficulties in liquidating or enforcing rights in the collateral. In addition, cash flows associated with ABF investments may be affected by factors such as the creditworthiness of the servicer, changes in prepayment rates, fluctuations in interest rates, structural features of the investment and broader economic and market conditions. These factors may reduce the Company’s returns or result in losses.
Real Estate Investment-Related Risks
The Company may invest in securities or instruments backed by real estate or issued by REITs or other real estate-related issuers, which investments will be subject to the risks incident to the ownership and operation of real estate. Such risks include the risks associated with both the domestic and international general economic climates; local real estate conditions; risks due to dependence on cash flow; risks and operating problems arising out of the absence of certain construction materials; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); the financial condition of tenants, buyers and sellers of properties; changes in availability of debt financing; energy and supply shortages; changes in the tax, real estate, environmental, and zoning laws and regulations; various uninsured or uninsurable risks; the ability of clients or third-party borrowers to manage the real properties; and natural disasters and events such as COVID-19. Developments such as migration away from urban centers, an increase in work-from-home and greater reliance on telecommuting technologies, e-commerce and remote learning may result in long-lasting and fundamental changes in the demand for residential and commercial real estate in various locales. A shrinking tax base and a rise in budget deficits may compel certain state and local governments to implement property tax increases, which may have a detrimental effect on companies in the real-estate related sector.
Investments in Unsecured Debt
Certain of the Company’s investments are expected to constitute unsecured debt. While unsecured debt ranks senior to common stock or preferred equity of an issuer, unsecured debt effectively ranks subordinate in priority of payment to secured debt and may not have the benefit of financial covenants common for secured debt. Unlike secured debt, unsecured debt does not have the benefit of a lien with respect to specific collateral. In any liquidation, dissolution, bankruptcy or similar proceeding involving an issuer, the holders of the issuer’s secured debt may assert rights against

55

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
the assets pledged to secure that debt in order to receive full payment of their debt before the assets may be used to pay other creditors of the issuer, including the Company. Accordingly, unsecured debt typically involves a heightened level of risk of loss of principal.
Investments in Secured Debt
The assets of the portfolio of the Company may include secured debt, which involve various degrees of risk of a loss of capital. The factors affecting an issuer’s secured debt, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve secured loans only on specified assets of an issuer. Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. In the event of Chapter 11 filing by an issuer, the US Bankruptcy Reform Act of 1978, as amended, authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection” which may but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Company’s collateral would adversely affect the priority of the liens and claims held by the Company and could adversely affect the Company’s recovery on the affected debt. Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity and interest rate risk.
Currency Risk
Although the Company primarily makes investments denominated in US dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than US dollars will be subject to the risk that the value of such currency will decrease in relation to the US dollar. The Company may or may not hedge currency risk.
Hedging Risk
Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.
Reinvestment Risk
CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.
Interest Rate Risk
Fluctuations in interest rates, whether driven by governmental policy, inflation expectations or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.
Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.
An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.
Refinancing Risk
If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.
Tax Risk
If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.
Derivatives Risk
Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.
Counterparty Risk
The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.
Price Risk
Investors who buy shares at different times will likely pay different prices.
Non-US Investing Risk
Investing in foreign entities or issuers with underlying non-US assets may expose us to additional risks not typically associated with investing in US entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the US, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

57

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Global Risk
Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.
Banking Risk
The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).
4.
DERIVATIVE CONTRACTS

Forward Currency Contracts
The Company enters into forward currency contracts to manage its exposure to the foreign currencies in which certain investments are denominated. Risks associated with forward currency contracts include the potential inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.
Warrants
The Company may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Company with exposure to and potential gains upon equity appreciation of the issuer’s share price.
The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Company could potentially lose its entire investment in a warrant.
The Company is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Company from counterparty risk is limited to the fair value of the contracts.
Volume of Derivative Activities
The Company considers the notional amounts, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the year ended as of December 31, 2025:

58

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Amounts in millions
	Notional amounts
Primary Underlying Risk	Long Exposure	Short exposure
Foreign Exchange Risk
Forward Currency Contracts	$195.1	$9.6
Equity Price Risk
Warrants(1)	0.3	—

(1)
Notional amounts presented for warrants is based on the fair value warrants at December 31, 2025.

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations
The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of December 31, 2025. Balances are presented on a gross basis, prior to the application of counterparty and collateral netting. Additionally, the table identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the year ended December 31, 2025:
Amounts in millions
Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$0.1	$(0.5)	$(7.5)	$(4.5)
Warrants	0.3	—	—	—
Offsetting of Assets and Liabilities
The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.
The following table presents potential effects of netting arrangements for derivative contracts, by counterparty, as reported in the Consolidated Statement of Assets and Liabilities as of December 31, 2025:
Amounts in millions
Type of Contracts	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received) Pledged
	Derivative Assets	Derivative Liabilities		Net Amount
Counterparty 1	$0.1	$(0.5)	$6.7	$6.3

5.
RELATED PARTY TRANSACTIONS

Investment Advisory Agreement
On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.
Management fee
The management fee is calculated at an annual rate equal to 1.75% of the Company’s “total equity base” and payable quarterly in arrears. “Total equity base” is defined as the net asset value attributable to the common stock and the paid-in, or stated, capital of the preferred stock. For the year ended December 31, 2025, the Company incurred a management fee of $20.2 million, with a payable balance of $4.8 million as of December 31, 2025.

59

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Incentive fee
The incentive fee is calculated and payable quarterly, in arrears, based on the Company’s pre-incentive fee net investment income (“PNII”) for the immediately preceding calendar quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets, equal to 2.00% per quarter (8.00% annualized), and a “catch-up” feature. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII excludes any realized or unrealized capital gains or losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.
The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows:
(1)
no incentive fee if the Company’s PNII does not exceed the hurdle rate of 2.00%;

(2)
100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% (the “catch-up”)

(3)
20% of the amount of the Company’s PNII, if any, exceeding 2.50%

For the year ended December 31, 2025, the Company incurred an incentive fee of $25.7 million, with a payable balance of $8.8 million as of December 31, 2025.
Administration Agreement
On June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Company, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Company’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Company’s shareholders, maintaining the Company’s website, supporting investor relations, overseeing the payment of the Company’s expenses, coordinating the performance of administrative and professional services rendered to the Company by third parties and providing other administrative services as the Company may designate from time to time.
Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company-related matters.
Certain accounting and other administrative services were delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

60

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
The Administration Agreement may be terminated by the Company without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board on an annual basis.
For the year ended December 31, 2025, the Company was charged a total of $1.7 million in administration fees consisting of $1.0 million and $0.7 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.3 million was payable as of December 31, 2025.
Dealer Manager Agreement
On March 22, 2024, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser, with respect to the offering of the Company’s Convertible Perpetual Preferred Stock. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Company’s Convertible Perpetual Preferred Stock on a best-efforts basis, subject to various conditions. The Company’s Convertible Perpetual Preferred Stock are offered for sale through the Dealer Manager at a public offering price of $25.00 per share (the “Convertible Perpetual Preferred Stock Liquidation Preference”), subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee.
The Company pays the Dealer Manager a selling commission of up to 6.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock sold. For the year ended December 31, 2025, the total amount paid by the Company in connection with Convertible Perpetual Preferred Stock to the Dealer Manager was $8.7 million. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Stock to customers.
On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with the Dealer Manager. Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell shares of its common stock and Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the period from April 11, 2025 to December 31, 2025, the company paid $1.0 million in commission associated with sales under the ATM Dealer Manager Agreement, of which $0.2 million was paid to the Dealer Manager and $0.8 million was paid to sub-placement agents chosen by the Dealer Manager.
Affiliated Ownership
As of December 31, 2025, the Adviser and senior investment team held an aggregate of 1.2% of the Company’s common stock, 0.1% of the Series C Term Preferred Stock and 0.02% of the Convertible Perpetual Preferred Stock. This represented 1.1% of the total outstanding voting stock of the Company as of December 31, 2025. Additionally, the senior investment team held an aggregate of 0.3% of the Series 2028 Notes, as of December 31, 2025.
Due to Affiliates
As of December 31, 2025, $14,725 is due to the Adviser for expenses paid on behalf of the Company, which is included in other expenses payable in the Consolidated Statement of Assets and Liabilities.

61

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Joint Venture
On December 5, 2022, the Company (and certain other accounts managed by the Adviser) acquired unsecured notes and equity interests in a JV with a third-party internally-managed business development company (the “JV Partner”). The JV, Senior Credit Corp 2022 LLC, invests in secured loans and equipment financings to growth-stage companies that have been originated by the JV Partner. As of December 31, 2025, the Company held 6.68% of the JV’s outstanding equity.
Exemptive Relief
On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Prior to July 18, 2025, the Company received exemptive relief from a previous order issued on March 17, 2015.
Affiliated Investments
The Company has investments that are considered affiliated investments, as defined under the 1940 Act. These represent investments in issuers where the Company and other funds managed by the Adviser or its affiliates collectively own 5% or more of the issuer’s outstanding voting securities.
The following investments were considered affiliated investments as of December 31, 2025:
Issuer	Investment Description	Interest Income	Dividend Income	Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Cash Equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00% (due 07/18/2030)	$1,359,491	$—	$(3,040)	$11,944,147	$11,942,292	$5,193,924
Delta Financial Holdings LLC	Preferred Units	—	—	(20)	251,844	251,801	N/A
Delta Financial Holdings LLC	Common Units	—	—	—	574	1,147	N/A
Delta Leasing SPV III, LLC	Common Equity	—	—	621,449	621,458	18	N/A
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)	593,347	—	—	6,884,929	6,884,929	N/A
Senior Credit Corp 2022 LLC	Common Stock	—	1,255,683	(285,396)	3,274,964	2,950,684	N/A
Total		$1,952,838	$1,255,683	$332,993	$22,977,916	$22,030,871	$6,808,311

6.
COMMON STOCK

As of December 31, 2025, there were 200 million shares of common stock authorized, of which 131,810,023 shares were issued and outstanding.
Pursuant to a prospectus supplement filed with the SEC on December 3, 2024, the Company revised its ATM offering to sell up to $115 million aggregate amount of its common stock, excluding any shares of common stock previously sold pursuant to the relevant sales agreement.
On April 11, 2025, the Company filed a new shelf registration. As a result of the new registration, $0.1 million in remaining prepaid expense balance associated with the previous shelf registration was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

62

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched a new ATM offering to sell up to $500 million aggregate amount of its common stock. As a result of the new ATM offering, $0.04 million in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.
For the year ended December 31, 2025, the following was issued in connection with the ATM offerings and DRIP:
Amounts in millions except share amounts
Security	Shares sold	Net Proceeds	Sales Agent Commissions
ATM Offerings
Common Stock	16,561,538	$132.6	$1.8
DRIP
Common Stock	3,393,867	$24.0	N/A

7.
PREFERRED STOCK

As of December 31, 2025, there were 20 million shares of preferred stock (the “Preferred Stock”) authorized, par value $0.001 per share, of which the following shares were issued and outstanding:
	Mandatorily Redeemable Preferred Stock		Perpetual Preferred Stock
	Series C Term Preferred Stock	Series F Term Preferred Stock	Series D Perpetual Preferred Stock	Series AA Convertible Perpetual Preferred Stock	Series AB Convertible Perpetual Preferred Stock
Shares Issued and Outstanding	2,021,217	2,486,244	4,218,232	5,874,127	324,452
Except as otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock is entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred and common stockholders vote together as a single class on all matters submitted to the Company’s stockholders, except that the Company’s preferred stockholders have the right to elect two directors at all times. The remaining members of the Board are elected jointly by the Company’s preferred and common stockholders voting as a single class.
Mandatorily Redeemable Preferred Stock
The Company has accounted for its Term Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Term Preferred Stock issuances. Accordingly, the Term Preferred Stock are reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The following table summarizes certain information as of and for year ended December 31, 2025 pertaining to the Term Preferred Stock:

63

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Amounts in millions
					Change in fair value due to:
Security	Maturity Date(1)	Callable Date(2)	Liquidation Preference	Fair Value(3)	Market Risk(4)	Instrument- Specific Credit Risk(5)
Series C Term Preferred Stock	June 30, 2031	Callable	$50.5	$50.1	$(2.7)	$(1.4)
Series F Term Preferred Stock	January 31, 2029	January 18, 2026	62.2	62.4	(0.5)	0.2
Total			$112.7	$112.5	$(3.2)	$(1.2)

(1)
The date which the Company is required to redeem all outstanding shares of the Term Preferred Stock, at a redemption price of $25 per share (the “Liquidation Preference”), plus accumulated but unpaid dividends, if any.

(2)
The date which the Company may, at its sole option, redeem the outstanding shares of the Term Preferred Stock in whole or in part from time to time.

(3)
The Company has elected the FVO under ASC 825. Accordingly, the Term Preferred Stock are measured at fair value. Amounts are net of issuance premiums/discounts, if any.

(4)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

(5)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a US treasury bond index with a similar maturity to the instrument being valued.

Perpetual Preferred Stock
The Company has accounted for its Series D Perpetual Preferred Stock and Convertible Perpetual Preferred Stock as temporary equity under ASC 480. Accordingly, the Perpetual Preferred Stock are reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference, net of unamortized deferred issuance costs.
The following table summarizes certain information as of December 31, 2025 pertaining to the Perpetual Preferred Stock:
Amounts in millions
Security	Maturity Date(1)	Callable Date(2)	Liquidation Preference	Deferred Issuance Costs(3)	Carrying Value(3)
Series D Perpetual Preferred Stock	Perpetual	Callable	$105.5	$(19.5)	$86.0
Series AA Convertible Perpetual Preferred Stock	Perpetual	2 Years After Issuance	146.9	(7.9)	139.0
Series AB Convertible Perpetual Preferred Stock	Perpetual	2 Years After Issuance	8.1	(0.1)	8.0
Total			$260.5	$(27.5)	$233.0

(1)
The Perpetual Preferred Stock do not have a stated maturity date.

(2)
The date which the Company may, at its option, redeem the outstanding shares of the Perpetual Preferred Stock in whole or in part from time to time. At any time on or after two years a share of Convertible Perpetual Preferred Stock has been outstanding, the Company may, at its sole option, convert to common shares or redeem in cash the outstanding shares at the Convertible Perpetual Preferred Stock Liquidation Preference, plus accrued but unpaid dividends. Under a conversion, the conversion price will represent the arithmetic average of the volume weighted average price per share of the Company’s common stock over each of the five consecutive trading days ending on the date of the conversion (the “Conversion Price”).

(3)
The Perpetual Preferred Stock is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Perpetual Preferred Stock and net of issuance premiums/(discounts), if any. Deferred issuance cost is amortized into expense when it is probable the Perpetual Preferred Stock becomes redeemable in the future.

64

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
Series AA Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.
Series AB Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned interest in the first year of ownership.
For the year ended December 31, 2025, 4,020 shares of Series AA Convertible Perpetual Preferred Stock were converted by shareholders. As a result of the conversions, $0.01 million of carrying value was contributed to paid-in-capital and 15,071 common shares were issued.
For the year ended December 31, 2025, 1,380 shares of Series AB Convertible Perpetual Preferred Stock were converted by shareholders. As a result of the conversions, $0.03 million of carrying value was contributed to paid-in-capital and 4,543 common shares were issued.
For the year ended December 31, 2025, 1,200 shares of Series AA Convertible Perpetual Preferred Stock were redeemed by shareholders. As a result of the redemption, $0.03 million in redemption proceeds were paid realizing a loss of $1,420 reflected in realized gain (loss) on redemption of Convertible Perpetual Preferred Stock on the Consolidated Statement of Operations.
The Company may elect to settle the Convertible Perpetual Preferred Stock stockholder optional conversions in either cash or shares at the Conversion Price.
Convertible Perpetual Preferred Stock Offering
Pursuant to a prospectus supplement filed with the SEC on March 22, 2024, the Company launched an offering to sell up to 4 million shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $100 million. Pursuant to a Prospectus Supplement filed on April 18, 2025, the Company launched a new offering of 5,111,311 shares, increasing the program offering size to up to 8 million shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $200 million, inclusive of amounts previously sold under the program.
For the year ended December 31, 2025, the Company sold the following in connection with the Convertible Perpetual Preferred Stock Offering:
Amounts in millions except share amounts
Security	Shares sold	Net Proceeds	Sales Agent Commissions
Series AA Convertible Perpetual Preferred Stock	4,274,668	$97.1	$8.5
Series AB Convertible Perpetual Preferred Stock	216,396	5.2	0.1
Total		$102.3	$8.6
The Company issued 5,435 shares of Series AA Convertible Perpetual Preferred Stock have been issued under the Company’s Convertible Perpetual Preferred Stock distribution reinvestment plan for total net proceeds to the Company of $0.1 million.
See Note 2 “Summary of Significant Accounting Policies, Temporary Equity,” for additional information relating to the outstanding Perpetual Preferred Stock.

65

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
ATM Program
Pursuant to a prospectus supplement filed with the SEC on September 16, 2024, the Company revised its ATM offering for the amount of Series D Perpetual Preferred Stock to be sold from 1.6 million shares to 4.5 million shares, inclusive of any shares of Series D Perpetual Preferred Stock previously sold pursuant to the relevant sales agreement. The Company also maintained its ability to issue 200,000 shares of its Series C Term Preferred Stock and 1 million shares of its Series F Term Preferred Stock, inclusive of shares of Series C Term Preferred Stock and Shares of Series F Term Preferred Stock previously sold under the program.
Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched a new ATM offering to sell up to 927,447 Shares of Series C Term Preferred Stock, 1,681,768 Shares of Series D Preferred Stock and 513,756 shares of Series F Term Preferred Stock, excluding amounts sold under the previous program.
For the year ended December 31, 2025, the Company sold the following in connection with the ATM offerings:
Amounts in millions except share amounts
Security	Shares sold	Net Proceeds	Sales Agent Commissions
Series D Preferred Stock	16,399	$0.3	$0.01
The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company’s outstanding leverage.
For the year ended December 31, 2025, the Company has repurchased on the open market and subsequently retired 151,336 shares equal to $3.8 million in aggregate principal amount of the Series C Term Preferred Stock for a total cost of $3.7 million or an approximate 1.62% discount to the Series C Term Preferred Stock’ principal amount. Upon the retirement of the Series C Term Preferred Stock, the Company recognized $0.1 million of realized gain on retirement of Preferred Stock and Unsecured Notes which is reflected in the Consolidated Statement of Operations.
See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.
8.
UNSECURED NOTES

The following table summarizes the Unsecured Notes outstanding as of and for the year ended December 31, 2025 and certain information associated with such Unsecured Notes:
Amounts in millions
					Change in fair value due to:
Security	Maturity Date(1)	Callable Date(2)	Liquidation Preference	Fair Value(3)	Market Risk(4)	Instrument- Specific Credit Risk(5)
Series 2028 Notes	April 30, 2028	Callable	$32.4	$32.6	$(0.9)	$(0.2)
Series 2029 Notes	January 31, 2029	Callable	93.3	89.2	(3.7)	(0.9)
Series 2030 Notes	June 30, 2030	June 30, 2027	115.0	115.5	(5.6)	3.9
Series 2031 Notes	March 31, 2031	Callable	39.2	39.0	(2.4)	(0.1)
Total			$279.9	$276.3	$(12.6)	$2.7

66

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
(1)
The date which the Company is required to redeem outstanding Unsecured Notes.

(2)
The date which the Company may, at its sole option, redeem the outstanding Unsecured Notes in whole or in part from time to time at the Company’s option.

(3)
The Company has elected the FVO under ASC 825. Accordingly, the Unsecured Notes are measured at fair value.

(4)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

(5)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a US Treasury bond index with a similar maturity to the instrument being valued.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Unsecured Note repurchases may be material. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage.
For the year ended December 31, 2025, the Company has repurchased on the open market and subsequently retired $0.01 million in aggregate principal amount of the Series 2028 Notes for a total cost of $0.01 million equal to an approximate 0.22% discount of the Series 2028 Notes’ principal amount. Upon the retirement of the Series 2028 Notes, the Company recognized $28 of the realized gain on retirement of Preferred Stock and Unsecured Notes which is reflected in the Consolidated Statement of Operations.
For the year ended December 31, 2025, the Company has repurchased on the open market and subsequently retired $5.6 million in aggregate principal amount of the Series 2028 Notes for a total cost of $5.5 million equal to an approximate 1.43% discount of the Series 2031 Notes’ principal amount. Upon the retirement of the Series 2031 Notes, the Company recognized $0.1 million of the realized gain on retirement of Preferred Stock and Unsecured Notes which is reflected in the Consolidated Statement of Operations.
See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.
9.
ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.
With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.
With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.
The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2025, and as of December 31, 2024:
Asset Coverage of Preferred Stock and Debt Securities
Amounts in millions	As of December 31, 2025	As of December 31, 2024
Total assets	$1,394.9	$1,505.4
Less liabilities and indebtedness not represented by senior securities	(22.2)	(59.9)
Net total assets and liabilities	$1,372.7	$1,445.5
Preferred Stock	$373.1	$264.2
Unsecured Notes	279.9	285.5
Total Preferred Stock and Unsecured Notes	$653.0	$549.7
Asset coverage of preferred stock(1)	210%	263%
Asset coverage of debt securities(2)	490%	506%

(1)
The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2)
The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

10.
COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.
As of December 31, 2025, the Company had total unfunded investment commitments of $90.5 million arising from certain ABS, CFO equity, common stock, loans and notes and rated feeder fund equity investments. As of December 31, 2025, the Company had recorded $0.2 million in liabilities at fair value for these unfunded investment commitments.
11.
INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.
12.
RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Company’s annual periods beginning

68

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
after December 15, 2025. The Company evaluated the disclosure requirements of ASU 2023-09 and determined that the standard did not have a material effect on the Company’s income tax disclosures or overall consolidated financial statements; therefore, no additional disclosures were required upon adoption.
13.
SUBSEQUENT EVENTS

On January 30, 2026, the Company paid a monthly distribution of $0.14 per share of its common stock, a monthly distribution of $0.135417 per share of its Series C Term Preferred Stock, a monthly distribution of $0.140625 per share of its Series D Perpetual Preferred Stock, a monthly distribution of $0.166667 per share of its Series F Term Preferred Stock, and a monthly distribution of $0.145834 per share of its Convertible Perpetual Preferred Stock to holders of record as of January 12, 2026.
On January 30, 2026 the Company redeemed all of the outstanding shares of its Series F Term Preferred Stock. The Series F Term Preferred Stock was redeemed at a redemption price of $25, which totaled $62.2 million.
On February 4, 2026, the Company entered into an agreement with a third-party investment firm to invest in certain regulatory capital relief securities through Steamboat Credit Opportunities I LLC (“Steamboat Credit”), a Delaware limited liability company. Steamboat Credit is managed by a four-member board of managers, of which the Company and the third-party member each have equal representation. Investment decisions and other significant corporate matters must be unanimously approved by a quorum of Steamboat Credit’s board of managers. Steamboat Credit may incur leverage from time to time to finance its investment activities and for other corporate purposes. The Administrator serves as the administrator to Steamboat Credit. The Company has committed to fund up to $210 million of capital into Steamboat Credit, representing 87.5% of the vehicle’s economic ownership. On February 4, 2026, the Company made an in-kind capital contribution of regulatory capital relief securities with a fair value of approximately $80 million into Steamboat Credit.
On February 17, 2026, the Company declared the following monthly distributions on its common stock and Preferred Stock.
Security	Amount per Share	Record Dates	Payable Dates
Common Stock Regular	$0.06	April 10, 2026 May 11, 2026 June 10, 2026	April 30, 2026 May 29, 2026 June 30, 2026
Series C Term Preferred Stock	$0.135417
Series D Perpetual Preferred Stock	$0.140625
Series AA Convertible Perpetual Preferred Stock	$0.145834
Series AB Convertible Perpetual Preferred Stock	$0.145834
The Company announced on February 17, 2026 that its board of directors has authorized a program to repurchase up to $100 million of the Company’s common stock in the open market.
The repurchase program will remain in effect for one year, unless otherwise extended or earlier discontinued. The timing, manner, price and amount of any repurchases will depend on the Company’s stock price, market conditions,

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025
applicable legal requirements and other factors. The repurchase program does not require the Company to repurchase any common stock, and the program may be suspended, extended, modified or discontinued at any time.
For the period from January 1, 2026 to February 24, 2026, the Company repurchased and subsequently retired 55,044 shares of Series C Term Preferred Stock, $0.2 million in liquidation preference of the Series 2028 Notes and $0.6 million in liquidation preference of the Series 2031 Notes and for total net proceeds of $2.2 million.
Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Financial Highlights
Per Share Data	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021
Net asset value at beginning of period	$8.38	$9.21	$9.07	$13.39	$11.18
Net investment income(1)(2)	0.98	1.10	1.36	1.53	1.31
Perpetual Preferred Stock Distributions(2)	(0.06)	(0.04)	(0.03)	(0.04)	—
Convertible Perpetual Preferred Stock distributions and amortization of offering costs(2)	(0.09)	(0.01)	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(2)(3)	(1.65)	(0.31)	0.48	(4.39)	2.65
Forward currency contracts(2)	(0.10)	0.06	(0.02)	—	—
Retirement of Preferred Stock and Unsecured Notes	—	—	—	—	—
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option(2)	(0.13)	0.06	(0.05)	0.69	(0.02)
Net income (loss) and net increase (decrease) in net assets resulting from operations(2)	(1.05)	0.86	1.74	(2.21)	3.94
Common stock distributions from net investment income(4)	(0.76)	(1.82)	(1.86)	(2.37)	(1.64)
Common stock distributions from net realized gains on investments(4)	—	—	—	—	—
Common stock distributions from tax return of capital(4)	(0.92)	(0.10)	—	—	—
Total common stock distributions declared to stockholders(4)	(1.68)	(1.92)	(1.86)	(2.37)	(1.64)
Common stock distributions based on weighted average shares impact(5)	0.00	0.01	—	(0.13)	(0.04)
Total common stock distributions	(1.68)	(1.91)	(1.86)	(2.50)	(1.68)
Effect of other comprehensive income(2)(6)	0.01	(0.08)	(0.09)	0.15	(0.08)
Effect of paid-in capital contribution(2)	—	—	—	—	—
Effect of shares issued(7)	0.06	0.36	0.39	0.32	0.06
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(7)	(0.02)	(0.07)	(0.06)	(0.08)	(0.03)
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	0.00	0.01	0.02	—	—
Net effect of shares issued	0.04	0.30	0.35	0.24	0.03
Net asset value at end of period	$5.70	$8.38	$9.21	$9.07	$13.39
Per share market value at beginning of period(9)	$8.88	$9.50	$10.12	$14.00	$10.09
Per share market value at end of period	$5.76	$8.88	$9.50	$10.12	$14.00
Total return based on market value(8)	(17.97)%	14.66%	18.92%	(11.60)%	51.60%
Shares of common stock outstanding at end of year	131,810,023	111,835,004	76,948,138	55,045,981	37,526,810
Ratios and Supplemental Data:
Net asset value at end of year	$750,936,050	$936,867,759	$708,343,567	$499,265,764	$502,304,335
Ratio of expenses to average net assets(9)(10)	9.21%	8.58%	8.51%	9.94%	9.71%
Ratio of net investment income to average net assets(9)(10)	13.73%	12.45%	14.73%	13.80%	9.90%
Portfolio turnover rate(11)	41.12%	37.13%	19.79%	30.19%	51.56%
Asset coverage for preferred stock	210%	263%	371%	286%	313%
Asset coverage for debt securities	490%	506%	551%	423%	534%
See accompanying footnotes to the financial highlights on the following page.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Financial Highlights
Per Share Data	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Net asset value at beginning of period	$10.59	$12.40	$16.77	$17.48	$13.72
Net investment income(1)(2)	1.15	1.34	1.59	1.88	2.14
Perpetual Preferred Stock Distributions(2)	—	—	—	—	—
Convertible Perpetual Preferred Stock distributions and amortization of offering costs(2)	—	—	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(2)(3)	0.49	(1.29)	(3.92)	0.12	3.88
Forward currency contracts(2)	—	—	—	—	—
Retirement of Preferred Stock and Unsecured Notes	—	—	—	—	—
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option(2)	0.01	(0.08)	0.06	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations(2)	1.65	(0.03)	(2.27)	2.00	6.02
Common stock distributions from net investment income(4)	(0.26)	(1.40)	(1.51)	(2.60)	(2.40)
Common stock distributions from net realized gains on investments(4)	—	—	—	—	—
Common stock distributions from tax return of capital(4)	(1.06)	(1.00)	(0.89)	(0.05)	—
Total common stock distributions declared to stockholders(4)	(1.32)	(2.40)	(2.40)	(2.65)	(2.40)
Common stock distributions based on weighted average shares impact(5)	0.02	—	0.01	—	—
Total common stock distributions	(1.30)	(2.40)	(2.39)	(2.65)	(2.40)
Effect of other comprehensive income(2)(6)	0.05	(0.10)	0.06	—	—
Effect of paid-in capital contribution(2)	—	—	0.06	—	—
Effect of shares issued(7)	0.20	0.77	0.29	0.27	0.18
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(7)	(0.02)	(0.07)	(0.12)	(0.11)	(0.04)
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	0.01	0.02	—	0.02	—
Net effect of shares issued	0.19	0.72	0.17	0.18	0.14
Net asset value at end of period	$11.18	10.59	12.40	16.77	17.48
Per share market value at beginning of period(9)	$14.61	14.21	18.81	16.71	16.43
Per share market value at end of period	$10.09	14.61	14.21	18.81	16.71
Total return based on market value(8)	(19.76)%	20.15%	(13.33)%	29.45%	17.42%
Shares of common stock outstanding at end of year	32,354,890	28,632,119	23,153,319	18,798,815	16,474,879
Ratios and Supplemental Data:
Net asset value at end of year	$361,660,688	$303,272,860	$287,127,842	$315,256,439	$288,047,335
Ratio of expenses to average net assets(9)(10)	10.56%	10.00%	9.85%	10.43%	10.69%
Ratio of net investment income to average net assets(9)(10)	13.44%	10.64%	9.76%	10.77%	13.72%
Portfolio turnover rate(11)	52.80%	34.83%	40.91%	41.16%	55.32%
Asset coverage for preferred stock	354%	279%	246%	268%	286%
Asset coverage for debt securities	534%	476%	477%	537%	722%
See accompanying footnotes to the financial highlights on the following page.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Financial Highlights
Footnotes to the Financial Highlights:
(1)
Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock preferred stockholders and Series F Term Preferred Stock, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and Series F Term Preferred Stock are reflected in net investment income, and totaled ($0.07) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2025, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2024, ($0.05) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2023, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, and ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016.

(2)
Per share amounts are based on weighted average of shares of common stock outstanding for the period.

(3)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.

(4)
The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.

(5)
Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

(6)
Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

(7)
Represents the effect per share of the Company’s ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.

(8)
Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.

(9)
Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.03%, 0.41%, 0.49% and 0.26% of average net assets, respectively. Ratios for the year ended December 31, 2023 include excise tax refund of -0.12%.

(10)
Ratios for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, and December 31, 2016 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series F Term Preferred Stock and the Unsecured Notes of 3.08%, 2.15%, 2.28%, 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, and 3.47% of average net assets, respectively. Ratios do not include distribution and amortization of offering cost on the Series D Perpetual Preferred Stock, Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 of 2.17%, 0.61%. 0.31%, 0.37% and 0.03%, respectively, of average net assets.

(11)
The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

73

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Eagle Point Credit Company Inc. & Subsidiaries
Supplemental Information
Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
For the year ended December 31, 2025
Preferred Stock	$373,106,809	$52.55	$25	$22.88
Unsecured Notes	$279,900,875	$4,904.03	N/A	$24.15
For the year ended December 31, 2024
Preferred Stock	$264,232,758	$65.74	$25	$22.51
Unsecured Notes	$285,523,800	$5,062.81	N/A	$23.50
For the year ended December 31, 2023
Preferred Stock	$83,223,700	$92.65	$25	$21.04
Unsecured Notes	$170,523,800	$5,514.93	N/A	$22.51
For the year ended December 31, 2022
Preferred Stock	$81,587,250	$71.47	$25	$23.25
Unsecured Notes	$170,523,800	$4,226.70	N/A	$23.67
For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48
Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58
For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25
Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93
For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47
For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08
For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96
For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Unsecured Notes	$59,998,750	$7,221.89	N/A	$25.29

(1)
The asset coverage per unit figure is the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

(2)
The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)
The average market value per unit is calculated by taking the average of the closing price (or $25 principal value for unlisted securities) for each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECCF, ECC PRD; Unlisted: ECC AA, ECC AB) and (b) for each $25 principal amount of the Unsecured Notes (NYSE: ECCU, ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was outstanding. A $25 market value was assumed for unlisted securities.

74

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
KPMG LLP
Two Manhattan West
375 9th Avenue, 17th Floor
New York, NY 10001
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
Eagle Point Credit Company Inc.:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations, comprehensive income and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the ten-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the ten-year period then ended, in conformity with US generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians, brokers and other counterparties; when replies were not received, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.

Accompanying Supplemental Information
We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016 and the related consolidated statements of operations and cash flows for the respective years then ended and the consolidated statements of changes in net assets for each of the years in the respective two-year periods then ended, and the related notes, and the consolidated statements of comprehensive income for the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities information included on page 74, for the years ended December 31, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audits of the Company’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Company’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.
We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since 2014.
New York, New York
February 25, 2026

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
PRICE RANGE OF COMMON STOCK
Our common stock began trading on October 8, 2014 and is currently traded on the NYSE under the symbol “ECC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since January 1, 2024.
Period	NAV(1)	Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
		High	Low
Fiscal year ending December 31, 2024(4)
First quarter	$9.16	$10.26	$9.66	12.01%	5.46%	$0.48
Second quarter	$8.75	$10.44	$9.92	19.31%	13.37%	$0.48
Third quarter	$8.44	$10.30	$9.62	22.04%	13.98%	$0.48
Fourth quarter	$8.38	$9.98	$8.70	19.09%	3.82%	$0.42
Fiscal year ending December 31, 2025(5)
First quarter	$7.23	$9.14	$7.70	26.42%	6.50%	$0.42
Second quarter	$7.31	$8.31	$6.94	13.68%	(5.06)%	$0.42
Third quarter	$7.00	$7.80	$6.23	11.43%	(11.00)%	$0.42
Fourth quarter	$5.70	$6.89	$5.47	20.88%	(4.04)%	$0.42

1.
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

2.
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

3.
Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Tax characteristics of distributions will vary.

4.
For the fiscal year ending December 31, 2024, as reported on the Company’s 2024 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 5.33% (or $0.10 per share of common stock).

5.
For the fiscal year ending December 31, 2025, as reported on the Company’s 2025 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 54.99% (or $0.92 per share of common stock).

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $5.70 as of December 31, 2025. The closing sales price for shares of the Company’s common stock on the NYSE on December 31, 2025 was $5.76, which represented a 1.05% premium to NAV per share. On February 18, 2026, the last reported closing sales price of the Company’s common stock was $4.21 per share. As of January 31, 2026, there were 18 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
DIVIDEND REINVESTMENT PLANS
Dividend Reinvestment Plan for Common Stock Holders
The Company has adopted a dividend reinvestment plan (“DRIP”) applicable to our common stock. Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.
The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the NYSE or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.
The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.
In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.
There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.
Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.
The Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.
All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101.
Dividend Reinvestment Plan for Convertible and Perpetual Preferred Stockholders
The Company has adopted a DRIP applicable to our Convertible and Perpetual Preferred Stock. Under this DRIP, each holder of at least one full share of our Convertible and Perpetual Preferred Stock will be automatically enrolled in our DRIP and distributions on shares of our Convertible and Perpetual Preferred Stock are automatically reinvested in additional shares of the applicable series of Convertible and Perpetual Preferred Stock at a 5% discount to the liquidation preference by Computershare Trust Company, N.A. (as the DRIP agent) unless the holder opts out of our DRIP. Holders of our Convertible and Perpetual Preferred Stock who receive distributions in the form of additional shares of our Convertible and Perpetual Preferred Stock are nonetheless subject to the applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Shares of Convertible and Perpetual Preferred Stock received through our DRIP will have the same original issue date for purposes of the Holder Optional Conversion Fee (as described in the prospectus supplement for the offering) and for other terms of the Convertible and Perpetual Preferred Stock based on issuance date as the Convertible and Perpetual Preferred Stock for which the dividend was declared. For more information on our DRIP, please contact Computershare Trust Company, N.A. at Computershare Trust Company, N.A., P.O. Box 43007 Providence, RI 02940-3006.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
ADDITIONAL INFORMATION
Management
Our Board is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers (as applicable). The Board has appointed officers who assist in managing the Company’s day-to-day affairs.
The Board
The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”
Under our certificate of incorporation and bylaws, our Board is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the Board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.
The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director/trustee of Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust, each a registered investment company for which an affiliate of our Adviser serves as investment adviser, and a trustee of Eagle Point Institutional Income Fund, a registered investment company which is also managed by our Adviser.
Name, Address1 and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships3
Interested Directors2
Thomas P. Majewski Age: 51	Class III Director and Chief Executive Officer	Since inception; Term expires 2026
Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Income Company Inc. since October 2018, Chief Executive Officer and Principal Executive Officer of Eagle Point Institutional Income Fund since January 2022, Chief Executive Officer and Principal Executive Officer of Eagle Point Enhanced Income Trust since August 2023, Chief Executive Officer and Principal Executive Officer of Eagle Point Defensive Income Trust since February 2024, Chief Executive Officer and Principal Executive Officer of EP Private Capital Fund I since July 2025 and co-Chief Executive Officer and co-Principal Executive Officer of Eagle Point Trinity Senior Secured Lending Company since March 2025.

Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

James R. Matthews Age: 58	Class II Director and Chairperson of the Board	Since inception; Term expires 2028	Managing Director of Stone Point Capital LLC since October 2011.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Name, Address1 and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships3
Independent Directors
Scott W. Appleby Age: 61	Class I Director	Since inception; Term expires 2027	President of Appleby Capital, Inc., a financial advisory firm, since April 2009 and Trustee of Eagle Point Trinity Senior Secured Lending Company since March 2025.
Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Kevin F. McDonald Age: 59	Class III Director	Since inception; Term expires 2026	Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I
Paul E. Tramontano Age: 64	Class II Director	Since inception; Term expires 2028
Executive Managing Director at Cresset Asset Management, LLC since April 2023, Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023 and Trustee of Eagle Point Trinity Senior Secured Lending Company since March 2025.

Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Jeffrey L. Weiss Age: 64	Class I Director	Since inception; Term expires 2027	Private Investor since June 2012 and Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I

1.
The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

2.
Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

3.
Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I are each considered to be in the same fund complex as us and, as a result, each director serves as a director/trustee of six investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.EaglePointCreditCompany.com or upon request by calling (844) 810-6501.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
Officers
Information regarding our officers who are not directors is as follows:
Name, Address1 and Age	Positions Held with the Company	Term of Office and Length of Time Served2	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 58	Chief Financial Officer and Chief Operating Officer	Since July 2014
Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018, Eagle Point Trinity Senior Secured Lending Company since March 2025, Eagle Point Institutional Income Fund from January 2022 to June 2025, Eagle Point Enhanced Income Trust from August 2023 to June 2025 and Eagle Point Defensive Income Trust from February 2024 to June 2025; Chief Financial Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since August 2014.

Nauman S. Malik Age: 45	Chief Compliance Officer	Since September 2015
Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Courtney B. Fandrick Age: 43	Secretary	Since August 2015
Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020 and Eagle Point Trinity Senior Secured Lending Company since March 2025; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020; Secretary of Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025.

1.
The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

2.
Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Stockholder Meeting Information
An annual meeting of stockholders of the Company was held on May 23, 2025. At the meeting, the two nominees for re-election as Class II directors, James R. Matthews and Paul E. Tramontano, were each elected to serve as a director for a term expiring at the Company’s 2028 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2025. A copy of the Semiannual Report is available free of charge at www.EaglePointCreditCompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
In addition, the Company held a special meeting of stockholders on December 17, 2025, to consider a proposal for the Company to convert from a Delaware corporation to a Delaware statutory trust. The meeting was adjourned to January 14, 2026, to give stockholders additional time to cast their vote.
Investment Advisory Agreement
Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2025. A copy of the Semiannual Report is available free of charge at www.EaglePointCreditCompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).
Administration Agreement
We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC (“Eagle Point Administration”), our administrator, performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2025.
Portfolio Information
The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).
Proxy Information
The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s shelf registration statement filed with the SEC on Form N-2 on April 11, 2025, which can be found on the SEC’s website (www.sec.gov).
Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2025 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.EaglePointCreditCompany.com.
Privacy Notice
The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.
When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.
We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.
We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.
If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.
We will review this policy from time to time and may update it at our discretion.
* * * * *

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Credit Company Inc.
End of Annual Report. Back Cover Follows.

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EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8560

Investment Adviser

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Common Stock and Series C and Series D Preferred Stock

Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937-5449

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Series AA and Series AB Convertible Perpetual Preferred Stock

Computershare Trust Company, N.A.
P.O. Box 43007
Providence, RI 02940
(800) 373-6374

www.EaglePointCreditCompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2024 and December 31, 2025 were $459,050and $$495,116, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2024 and December 31, 2025 were $216,000, and $137,529 respectively. The fees incurred in the 2024 and 2025 fiscal years were in connection with the registrant’s “at the market” common and preferred stock issuance programs, the offering of the Company’s 8.00% Series F Term Preferred Stock due 2029, the offering of the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock and 7.00% Series AB Convertible and Perpetual Preferred Stock, the offering of the Company’s 7.75% Notes due 2030 and filing of its shelf registration statements.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2024 and December 31, 2025 were $440,547 and $390,435, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2024 and December 31, 2025 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $656,547and $527,964, respectively. For the years ended, December 31, 2024 and December 31, 2025, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning, “at the market” common and preferred stock issuance programs, the offering of the Company’s 8.00% Series F Term Preferred Stock due 2029, the offering of the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock and 7.00% Series AB Convertible and Perpetual Preferred Stock, the offering of the Company’s 7.75% Notes due 2030 and filing of its shelf registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the Company’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officer, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2025.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with certain affiliates, including other funds and accounts managed by the Adviser and certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits the registrant to participate in negotiated co-investments alongside certain affiliates, including other funds and accounts managed by the Adviser and its affiliates, subject to certain conditions. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings and is the lead Portfolio Manager for Eagle Point’s multi-credit strategies. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Tom held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Tom began his career in the securitization group at Arthur Andersen.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust; trustee, Chairman and Chief Executive Officer of Eagle Point Institutional Income Fund; trustee, Chairman and Chief Executive Officer of Eagle Point Defensive Income Trust; trustee, Chairman and co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Fund; and trustee, Chairman and Chief Executive Officer of EP Private Capital Fund I.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2025. Among the accounts listed below, five of the “Registered Investment Companies” (with total assets of $729.2), 13 of the “Other Pooled Investment Vehicles” (with total assets of $3,349.9) and 31 of the “Other Accounts” (with total assets of $2,074.2) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	6	$1,187.1	16	$4,179.4	68	$6,354.2
Daniel W. Ko	6	$1,187.1	16	$4,179.4	68	$6,354.2
Daniel M. Spinner	6	$1,187.1	16	$4,179.4	68	$6,354.2

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	$100,001 – $500,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs(2)
January 1, 2025 – January 31, 2025	–	–	–	–
February 1, 2025 – February 28, 2025	–	–	–	–
March 1, 2025 – March 31, 2025	–	–	–	–
April 1, 2025 – April 30, 2025	–	–	–	–
May 1, 2025 – May 31, 2025	–	–	–	–
June 1, 2025 – June 30, 2025	–	–	–	–
July 1, 2025 - July 31, 2025	–	–	–	–
August 1, 2025 - August 31, 2025	–	–	–	–
September 1, 2025 - September 30, 2025	–	–	–	–
October 1, 2025 - October 31, 2025	–	–	–	–
November 1, 2025 - November 30, 2025	–	–	–	–
December 1, 2025 - December 31, 2025	151,336	24.59	151,336	N/A
Total

(1)	From time to time, as part of its process for managing leverage, the registrant may engage a broker-dealer to repurchase shares of its listed preferred stock in open market transactions. The shares repurchased and disclosed in the table above relate to the registrant’s 6.50% Series C Term Preferred Stock due 2031 (NYSE: ECCC).
(2)	The amount that may be repurchased is unlimited.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski

Thomas P. Majewski

Chief Executive Officer(principal executive officer)

Date:	February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski

Thomas P. Majewski

Chief Executive Officer (principal executive officer)

Date:	February 26, 2026

By:	/s/ Kenneth P. Onorio

Kenneth P. Onorio

Chief Financial Officer (principal financial officer)

Date:	February 26, 2026